UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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CHYRONHEGO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT

CHYRONHEGO CORPORATION
5 Hub Drive
Melville, New York 11747
(631) 845-2000

You are cordially invited to attend the 2014 annual meeting of shareholders (the "Annual Meeting") of ChyronHego Corporation (the "Company" or "ChyronHego") to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at 666 Third Avenue, New York, NY 10017, on May 20, 2014 at 9:30 a.m., Eastern Daylight Time.

The matters to be acted upon at the Annual Meeting are described in the Notice of Annual Meeting of Shareholders ("Notice") being sent to you electronically or by mail on or about April 10, 2014. In addition, the executive officers, directors and the Company's independent registered public accountants will be present to respond to appropriate questions that you may have.

Your vote is important. Whether or not you plan to attend the Annual Meeting, it is important that you cast your vote as soon as possible. Voting instructions appear within this Proxy Statement as well as in the proxy card or Notice you received. Representation in person or by proxy of at least a majority of all outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting is required to constitute a quorum.

We look forward to greeting our shareholders at the Annual Meeting.

Sincerely,

/s/ Johan Apel

Johan Apel
President, Chief Executive Officer and Director

CHYRONHEGO CORPORATION
5 Hub Drive
Melville, New York 11747
(631) 845-2000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of ChyronHego Corporation:

An annual meeting of our shareholders ("the Annual Meeting") will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., on May 20, 2014 at 9:30 a.m., Eastern Daylight Time. At the Annual Meeting, shareholders will consider and act upon the following matters:

Proposal 1:
The election of seven (7) directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

Proposal 2:
The approval of a proposed amendment to the Company's 2008 Long-Term Incentive Plan, or the 2008 LTIP, to (1) increase the maximum number of authorized shares by 3,000,000 and (2) to increase the limitation on the number of shares issuable to any individual in any fiscal year from 200,000 to 500,000.

Proposal 3:	The ratification of the appointment of BDO USA, LLP as ChyronHego's independent registered public accounting firm for the fiscal year ending December 31, 2014.

The Board of Directors has fixed the close of business on March 24, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation in person or by proxy of at least a majority of all outstanding shares of common stock on the record date entitled to vote at the Annual Meeting is required to constitute a quorum. Accordingly, it is important that your stock be represented at the Annual Meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 5 Hub Drive, Melville, New York, 11747, for the 10 calendar days immediately preceding May 20, 2014.

Pursuant to The New York Business Corporation Law and our bylaws, the proposals to approve (i) a proposed amendment to the Company's 2008 LTIP and (ii) the ratification of the appointment of BDO USA, LLP as ChyronHego's independent registered public accounting firm all require a majority of the votes cast at a meeting of shareholders at which a quorum is present. The nominees for director who receive the most votes (also known as a "plurality" of the votes cast) will be elected.

Only those holders of our common stock as of the close of business on March 24, 2014 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A total of 31,283,125 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. The proxy statement accompanying this notice sets forth more information about the Annual Meeting, us and the proposals. The accompanying materials also provide instructions on how to vote your shares in person at the Annual Meeting or by proxy.

Your vote is very important. At least a majority of all issued and outstanding shares of common stock entitled to vote at a meeting is required to constitute a quorum. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

You may revoke your proxy at any time before the vote is taken by delivering to the corporate secretary of ChyronHego a written revocation or a proxy with a later date (including a proxy by telephone or via the Internet) or by voting your shares in person at the Annual Meeting, in which case your proxy would be disregarded.

By order of the Board of Directors,

/s/ Dawn Johnston

Dawn Johnston
Interim Chief Financial Officer, Treasurer and Secretary

April 3, 2014
Melville, New York

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers briefly address some commonly asked questions about the Annual Meeting and this proxy statement. They may not include all the information that is important to you. You should carefully read this entire proxy statement, including the annexes and the other documents referred to herein.

Q:           Why are you receiving this proxy statement?

A:
The Board of Directors of ChyronHego is soliciting your proxy to vote at the Annual Meeting of shareholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at 666 Third Avenue, New York, NY 10017, on May 20, 2014 at 9:30 a.m., Eastern Daylight Time and any adjournment of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Shareholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have sent you this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 because you owned shares of ChyronHego common stock on the record date. The Company intends to commence distribution of the proxy materials to shareholders on or about April 10, 2014.

Q:	How does the ChyronHego Board of Directors recommend you vote on the proposals?

A:	Our Board of Directors recommends that you vote as follows:

•
"FOR" the election of seven (7) directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

•
"FOR" the approval of a proposed amendment to the Company's 2008 Long-Term Incentive Plan, or the 2008 LTIP, to (1) increase the maximum number of authorized shares by 3,000,000 and (2) to increase  the limitation on the number of shares issuable to any individual  in any fiscal year from 200,000 to 500,000.

•	"FOR" the ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy statement in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Q:	What vote is required by ChyronHego shareholders to approve the proposals?

A:	Proposal 1: Elect Directors
Pursuant to our bylaws, the nominees for director who receive the most votes (also known as a "plurality" of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to Increase the Shares Available and to Increase the Annual Limitation Under the 2008 Long-Term Incentive Plan
Pursuant to The New York Business Corporation Law and our bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the amendment to the 2008 Long-Term Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm
Pursuant to The New York Business Corporation Law and our bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to select our independent registered public accounting firm. However, if our shareholders do not ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, our Audit Committee of our Board of Directors will reconsider its selection.

Q:	What do you need to do now?

A:
We urge you to carefully read and consider the information contained in this document. You should then vote as soon as possible in accordance with the instructions provided in this document and on the enclosed proxy card.

Q:	When and where is the Annual Meeting?

A:
The Annual Meeting of our shareholders will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at 666 Third Avenue, New York, NY 10017, on May 20, 2014 at 9:30 a.m., Eastern Daylight Time.

Q:           What constitutes a quorum for the Annual Meeting?

A:
The presence, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at any meeting of shareholders is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Q:	Who can vote?

A:
Only shareholders who owned common stock at the close of business on March 24, 2014 are entitled to vote at the Annual Meeting. On this record date, there were 31,283,125 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change your proxy, see "Can you change your vote after you have mailed your signed proxy?" below.

Q:	How many votes do you have?

A:	Each share of our common stock that you own entitles you to one vote.

Q:	How do you vote?

A:	If you are a record holder, meaning your shares are registered in your name on the record date, you may vote:

(1)
Over the Internet: Go to the website www.proxyvote.com, have your vote instruction form in hand, and follow the simple instructions. (When voting online, you may also give your consent to have all future proxy materials delivered to you electronically.) You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

(2)
By Telephone: Call, toll-free, 1-800-690-6903 and have your vote instruction form in hand and follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

(3)
By Mail: Complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY, USA 11717. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

(4)
In Person at the Annual Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

Please note that voting via the Internet and telephone will only be available until 11:59 p.m. (Eastern Daylight Time) on May 19, 2014, the day prior to the Annual Meeting.

If your shares are held in "street name", meaning they are held for your account by a broker or other nominee, you may vote:

(1)	Over the Internet or by Telephone: You will receive instructions from your broker or other nominee if they permit Internet or telephone voting. You should follow those instructions.

(2)	By Mail: You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3)
In Person at the Annual Meeting: Contact your broker or other nominee who holds your shares to obtain a brokers' proxy card and bring it with you to the Annual Meeting. You will not be able to vote in person at the Annual Meeting unless you have a proxy from your broker issued in your name giving you the right to vote your shares.

Q:           What if you receive more than one proxy card?

A:
You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under "How do you vote?" for each account to ensure that all of your shares are voted.

Q:	Will your shares be voted if you do not vote?

A:
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under "How do you vote?"  If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 3 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A "broker non-vote" will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee no longer has the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in certain circumstances, including the election of directors, as it felt appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to the 2008 LTIP. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to the 2008 LTIP, no votes will be cast on these proposals on your behalf.

Q:	Can you change your vote after you have mailed your signed proxy?

A:
Yes. If you want to change your vote, send a later dated, signed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY, USA 11717, before the Annual Meeting or attend the Annual Meeting and vote in person, or you may vote over the Internet or by telephone as only your latest Internet or telephone vote received before the Annual Meeting will be counted. You may also revoke your proxy by sending written notice to our corporate secretary before the Annual Meeting. If you have instructed your broker to vote your shares, you must follow your broker's directions in order to change those instructions.

Q:           Is voting confidential?

A:
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Q:	Are you entitled to appraisal rights?

A:	Our shareholders are not entitled to appraisal rights in connection with the proposals to be considered at the Annual Meeting.

Q:	Who will bear the costs of the proxy solicitation?

A:
We will bear the costs of soliciting proxies, including the printing, mailing and filing of this proxy statement and any additional information furnished to shareholders. We have not hired a solicitor. Our directors, officers and employees may also solicit proxies by telephone, email, facsimile and in person, without additional compensation. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials.

Q:	Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Q:	Whom should you call with questions?

A:	If you have any questions about the proposals to be considered at the Annual Meeting, or if you need additional copies of this document or the enclosed proxy, you should contact:

Investor Relations
ChyronHego Corporation
Telephone: (631) 845-2000, press 6
E-mail: investor.relations@chyronhego.com

You may also obtain additional information about us from documents filed with the Securities and Exchange Commission by following the instructions under "Where You Can Find More Information" on page 39.

PROPOSAL 1 –    ELECTION OF DIRECTORS

Upon recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has nominated the seven persons listed below to be elected as directors at the Annual Meeting and to hold office until the next annual meeting or until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal. It is intended that each proxy received by us will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. A plurality of the votes cast at the Annual Meeting is required to elect each nominee as a director. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

Director Nominees

On March 5, 2014, our Board of Directors voted to nominate each of the individuals listed below for election at the Annual Meeting for a term to serve until the next annual meeting or until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal. The following table sets forth certain information with respect to the nominees for director:

Name	Company Position and Offices Held	Director of the Company Since

Johan Apel	President, Chief Executive Officer and Director	May 2013
Susan Clark-Johnson	Director, Member of the Audit Committee, Member of the Compensation Committee and Member of the Corporate Governance and Nominating Committee	March 2010
Peter F. Frey	Director and Chairman of the Audit Committee	May 2008
Christopher R. Kelly	Director, Member of the Compensation Committee and Chairman of the Corporate Governance and Nominating Committee	August 1999
Roger L. Ogden	Chairman of the Board of Directors, Member of the Audit Committee and Chairman of the Compensation Committee	May 2008
Henrik Sundberg	Director	May 2013
Michael C. Wheeler	Director, Member of the Audit Committee and Member of the Corporate Governance and Nominating Committee	February 2006

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MS. CLARK-JOHNSON AND MESSRS. APEL, FREY, KELLY, OGDEN, SUNDBERG AND WHEELER AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, their specific experience, qualifications, attributes, skills or other areas of expertise that they possess that are relevant to their service as a director, and the names of other public companies in which such persons hold, or in the past five years have held, directorships.

Johan Apel, age 41, has served as the Company's President and Chief Executive Officer since January 1, 2014. He had previously served as the Company's Chief Operating Officer from the time of the merger with Hego AB in May 2013 until December 2013. Mr. Apel served as Chief Executive Officer of Hego AB from April 2002 until the merger with the Company in May 2013.  Mr. Apel received his B.Sc. and M.Sc. in accounting and economics at Malardalen University. The Board selected Mr. Apel to serve as a director because of his deep management experience in the Company's industry, having led Hego for over ten years prior to the merger.

Susan Clark-Johnson, age 67, has served as Executive Director of the Morrison Institute for Public Policy at Arizona State University since May 2009. She served as President of the Gannett Newspaper Division of Gannett Co., Inc., a publicly traded company, from September 2005 until her retirement in May 2008. From August 2000 until September 2005, she was Chairman and CEO of Phoenix Newspapers, Inc. The Board selected Ms. Clark-Johnson to serve as a director because it believes she brings a breadth of operational and managerial experience, both domestically and internationally, in the newspaper industry. Ms. Clark-Johnson currently serves as a member of the board of directors of Pinnacle West Capital Corporation, a publicly-traded holding company which, through its affiliates, provides energy and energy-related products to customers in Arizona and conducts real estate development and investment activities in the western United States.

Peter F. Frey, age 54, is a private investor and a retired partner of TRG Management, an emerging markets asset management/hedge fund business, where he was responsible for sales, marketing and product development from March 2003 until he retired in June 2007. Prior to this he spent more than 17 years at JP Morgan, mostly in the Emerging Markets Group, where he held a series of increasingly significant positions including Global Head of Sales, was Managing Director from 1993 to 2001 and, during his last two years at JP Morgan, was Co-Head of U.S. Fixed Income Sales. The Board selected Mr. Frey to serve as a director because it believes he possesses extensive knowledge of the capital markets, and his experience in sales and marketing provides Company management with assistance in developing stronger customer relationships. He is a member of Vassar College's President's Advisory Council and a trustee of The Louis Comfort Tiffany Foundation.

Christopher R. Kelly, age 54, has been the owner of Fortuna Investments since 1997, where he specializes in private investments and venture capital. The Board selected Mr. Kelly to serve as a director because it believes he possesses valuable broadcast industry expertise, having served in senior management positions in broadcast companies for 17 years, and, as a private investor since 1997, brings extensive knowledge of the capital markets. He is currently a member of the board of directors of Epoll, a privately held online research company, Altrec, a privately held online retailer, and Thoughtful Media, a privately held entertainment marketing solutions company. He previously served, until 2009, as a director of Ensequence, a privately held interactive television software and professional services company.

Roger L. Ogden, age 68, currently serves as an independent consultant to broadcast related companies. From August 1997 to July 2005 he served as General Manager of KUSA Television in Denver, Colorado where he had overall management responsibility for this local NBC affiliate station, and as a Senior Vice President of the Gannett Television Division of Gannett Co., Inc. From July 2005 until his retirement in July 2007, he was President and CEO of the Gannett Television Division, where he had overall responsibility for 23 television stations owned by Gannett and also served as Senior Vice President of Design, Innovation and Strategy for Gannett Co., Inc., encouraging development of new business ideas and improved processes, from June 2006 until July 2007. The Board selected Mr. Ogden to serve as a director, and since October 2008 as Chairman of the Board, due to his extensive experience in television and media for 41 years, including top leadership positions at major companies including NBC, General Electric and Gannett; his international experience including having been President of NBC/CNBC Europe for two years; and his experience as a current director and chairman of the compensation committee of the board of directors at E.W. Scripps Company, a publicly traded media company with interests in newspaper publishing, broadcast television stations, and licensing and syndication.

Henrik Sundberg, age 39, co-founded Stella Advisors, an investment advisory firm, in June 2005.  Prior to founding Stella Advisors, Mr. Sundberg was Vice President at LongAcre Partners (Jefferies & Co). Previously, he held positions as an Associate at Arthur Andersen Corporate Finance, and as an Analyst at Stern Stewart & Co. Mr. Sundberg has an MBA from Chicago Booth School of Business. He also has an M.Sc. in Economics and Business Administration from Stockholm University. Mr. Sundberg was named to the ChyronHego board of directors following the merger with Hego. The ChyronHego Board selected Mr. Sundberg to become a director given his deep experience in capital-raising and merger/acquisition transactions and his familiarity with the Hego business.

Michael C. Wheeler, age 64, has, since April 1999, served as Managing Partner of Westerly Partners, LLC, an investment advisory firm providing strategic, financial and technology solutions to early stage companies focused on new media and technology industries. The Board selected Mr. Wheeler to serve as a director because of his over forty years of experience, including senior management positions, at broadcast media and entertainment companies including CBS, NBC, Viacom and MTV and his experience with more than 20 private media and technology companies. Mr. Wheeler serves as a director of Library Ideas, LLC.

Independence of the Board of Directors

The Board of Directors currently consists of nine directors. Each nominee for election to the Board of Directors is currently serving as a director. Robert A. Rayne, who has served as a director since 2008, and Michael I. Wellesley-Wesley, who served as a director since 1995, are not standing for re-election, and their terms will expire as of the Annual Meeting. Five of the seven directors standing for re-election are "independent directors" as defined in the NASDAQ listing rules. Mr. Apel, Our Chief Executive Officer, does not meet the definition of an independent director by virtue of his current employment with us. Mr. Henrik Sundberg does not meet the definition of an independent director by virtue of the transaction described under "Certain Relationships and Related Transactions.".

Attendance at Board and Shareholder Meetings

During 2013, the Board of Directors held seven meetings and the various committees of the Board of Directors held a total of eleven meetings. All directors attended at least 75% of the meetings of the Board of Directors, with the exception of Mr. Kelly who attended 71%, and each director attended at least 75% of the meetings of the committees on which he or she served during 2013, with the exception of Mr. Kelly who attended 67% and Mr. Rayne who attended none.

Our directors, including all of the nominees for director, are planning to attend this year's Annual Meeting, either in person or by telephone. Six members of our Board of Directors attended last year's annual meeting.

Committees of the Board of Directors

Our Board of Directors currently has a standing Compensation Committee, Audit Committee and Corporate Governance and Nominating Committee.

Compensation Committee.  The current members of the Compensation Committee are Messrs. Ogden, who serves as Chairman, and Kelly, and Ms. Clark-Johnson, all of whom are independent directors under the NASDAQ listing rules. During 2013, the Compensation Committee held six meetings. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors on all matters concerning the remuneration of our executive officers, including administering our 2008 Long-Term Incentive Plan and other compensation plans. In particular, the Compensation Committee is responsible for the determination of the compensation of our executive officers. In meeting this responsibility, neither the Compensation Committee nor management relies on the services of compensation consultants. The charter of the Compensation Committee is posted on our website at www.chyronhego.com, click on Investors, and then click on Corporate Governance. Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Audit Committee.  The current members of the Audit Committee are Messrs. Frey, who serves as Chairman, and Ogden, Wheeler and Ms. Clark-Johnson. All of the Audit Committee members are qualified under the audit committee independence standards promulgated by NASDAQ and the SEC. The Audit Committee held four meetings during 2013. The Audit Committee is responsible for approval of the engagement of our independent registered public accountants and for: reviewing the financial reports and other financial related information released by us to the public, or in certain circumstances, governmental bodies; reviewing our system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board of Directors have established; reviewing our accounting and financial reporting processes; reviewing and appraising with management the performance of our independent registered public accountants; and providing an open avenue of communication between the independent registered public accountants and the Board of Directors. The charter of the Audit Committee is posted on our website at www.chyronhego.com, click on Investors, and then click on Corporate Governance. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

The Board of Directors has determined that Ms. Clark-Johnson and Messrs. Frey, Ogden and Wheeler meet the definition of "financially sophisticated" as required by the NASDAQ marketplace rules and that none of the Audit Committee members meet the definition of an "audit committee financial expert," under the SEC rules. However, the Board of Directors has concluded that maintaining an audit committee without an "audit committee financial expert" is acceptable because the Board of Directors believes that the members of the Audit Committee possess the experience necessary to carry out the duties and responsibilities of the Audit Committee.

Corporate Governance and Nominating Committee.  The current members of the Corporate Governance and Nominating Committee are Messrs. Kelly, who serves as Chairman, Rayne, Wheeler and Ms. Clark-Johnson. All of the Corporate Governance and Nominating Committee members are independent directors under the NASDAQ listing rules. The Corporate Governance and Nominating Committee held one meeting during 2013. The Corporate Governance and Nominating Committee is responsible for reviewing and making recommendations to the Board of Directors regarding matters concerning corporate governance, reviewing the composition and evaluating the performance of the Board of Directors, recommending persons for election to the Board of Directors, evaluating director compensation, reviewing the composition of the committees of the Board of Directors and recommending persons to be members of such committees, reviewing and maintaining compliance of committee membership with applicable regulatory requirements, and reviewing conflicts of interest of members of the Board of Directors and corporate officers. The charter of the Corporate Governance and Nominating Committee is posted on our website at www.chyronhego.com, click on Investors, and then click on Corporate Governance.

Board Leadership Structure and Role in Risk Oversight

We have an independent director who serves as Chairman of the Board and a different individual who serves as Chief Executive Officer because our Board of Directors believes that separating these two roles provides a proper system of checks and balances over the duties and responsibilities of the two positions.

Management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management's approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. The involvement of the full Board of Directors in reviewing the Company's strategic objectives and plans is a key part of the board's assessment of management's approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting our business strategy, the Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

While the Board of Directors has ultimate oversight responsibility for overseeing management's risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility. The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements; the Corporate Governance and Nominating Committee reviews legal and regulatory compliance risks; and the Compensation Committee assists the Board of Directors in its oversight of the evaluation and management of any risks related to our compensation policies and practices.

Procedures for Nominating Directors

In identifying and evaluating candidates to be nominated as directors, the Corporate Governance and Nominating Committee seek individuals with stated relevant experience that can add to the ability of the Board of Directors to fulfill its fiduciary obligation. For all potential candidates, the Corporate Governance and Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the shareholders. With respect to evaluating and recommending persons for election to the Board of Directors, we do not have a formal diversity policy. However, while there is not a formal policy, the Corporate Governance and Nominating Committee and other members of the Board of Directors each evaluate a candidate's experience or expertise, particularly related to industries which we sell to or plan to sell to, educational background, ethnicity, gender, demonstrated business acumen, experience serving on other boards, and other factors that, in their opinion, are relevant to the selection process.

The Board of Directors may consider candidates nominated by shareholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. A shareholder who wishes to nominate a director must submit a nomination in writing to our Chairman of the Board, with a copy to our President and CEO, at ChyronHego, 5 Hub Drive, Melville, NY 11747, by December 17, 2014. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources. Such nominee must meet the standards set forth above and there must be a vacancy on the Board of Directors. We have not received any recommended nominees from a security holder or group of security holders that beneficially own more than 5% of our voting common stock. We do not pay any third party a fee to assist in the process nor in identifying and evaluating candidates.

Shareholder Communications with the Board

Shareholders who have questions or concerns should contact our Investor Relations department at (631) 845-2000, press 6, or via email at investor.relations@chyronhego.com. Additionally, we have a process in place to facilitate shareholder communications to our Board of Directors. To send an email to an individual director or all of the directors as a group, please go to our website at www.chyronhego.com, click on Investors then Corporate Governance, and then click on Contact the Board. You will be asked to provide your contact information and your comments, to select the individual director or the entire group of directors for your communication to be sent to, and then click submit. Our Board of Directors has requested that certain items which are unrelated to the duties and responsibilities of the Board be excluded from communications to the Board, such as: product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and, business solicitations or advertisements.

Executive Officers

In addition to Mr. Apel, our other current executive officers are:

Soren Kjellin, age 41, is the Company's Chief Technology Officer, a position he has held since the merger of Chyron and Hego in May 2013. In this role he is responsible for global engineering and product management. From July 2011 to May 2013, he served as Director of Product Management at Hego AB, guiding the global development teams and heading up product management. Prior to this, he was employed by Svenska Tracab AB, where he served as Chief Technology Officer, leading the development teams, from January 2009 to July 2011, and as Director of Business Development, responsible for business and project development, from March 2007 to January 2009. Hego AB acquired a majority interest in Svenska Tracab in July 2011.

Kevin Prince, age 59, was appointed President of the Company's Americas business unit, reporting to Mr. Apel, upon the Company's merger with Hego AB in May 2013. Prior to this, he was President of Hego U.S. Inc., a company formed in November 2011 as a subsidiary of Hego AB to develop the Americas markets. From July 2004 to March 2011 he was employed by Chyron Corporation, where he served in various roles overseeing product development, engineering, product management, sales, marketing, customer success, customer support and production, leading up to his promotion to Senior Vice President in October 2004 and Chief Operating Officer in July 2005. Prior to joining Chyron, he was employed by Pinnacle Systems, Inc., where from March 2003 to July 2004 he was Director of Product Planning (Graphics), from July 2001 to March 2003 he was Business Manager, Vortex Group, and from April 1997 to July 2001 he was Business Manager, Deko Group. He holds a B.S. in Electrical and Electronic Engineering.

Dawn Johnston, age 61, is the Interim Chief Financial Officer, reporting to the CEO. Ms. Johnston has served as the Company's corporate controller since 2002 and became Interim Chief Financial Officer in January 2014. Prior to joining the Company, Ms. Johnston served as Chief Financial Officer of both Cardion, Inc. (a subsidiary of Siemens AG) and Frequency Electronics, Inc. (a NASDAQ company). Ms. Johnston also worked as a Senior Manager at Coopers & Lybrand. She has an M.B.A. from Pace University and is a C.P.A.

Code of Conduct and Ethics

We have adopted a Code of Ethics for Senior Financial Officers which is applicable to our principal executive officer, our principal financial officer, our principal accounting officer or controller, and any other persons performing similar functions, and a Code of Business Conduct and Ethics which applies to all officers, directors and employees (collectively, the "Codes of Ethics"). To view the full text of the Codes of Ethics please go to our website at www.chyronhego.com, click on Investors, and then click on Corporate Governance. Disclosure regarding any amendments to, or waivers from, the Codes of Ethics that apply to our directors and principal executive, financial and accounting officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of NASDAQ.

COMPENSATION DISCUSSION AND ANALYSIS

The Summary Compensation Table and other tables that follow describe the compensation for 2013 to Mr. Michael Wellesley-Wesley, who until December 31, 2013 was our Chief Executive Officer ("CEO"), Mr. Johan Apel, who until December 31, 2013 was our President and Chief Operating Officer ("COO") and Mr. Jerry Kieliszak, who until December 31, 2013 was our Senior Vice President and Chief Financial Officer ("CFO"). Mr. Apel was appointed President and COO of the Company in May 2013. Effective December 31, 2013, Messrs. Wellesley-Wesley and Kieliszak retired from their respective positions with the Company and effective January 1, 2014, Mr. Apel succeeded Mr. Wellesley-Wesley as CEO. The Compensation Committee currently consists of three directors who are independent as that term is defined by the corporate governance rules of the NASDAQ. It is the duty of the Compensation Committee to develop, administer and review our compensation plans, programs and policies, to monitor the performance and compensation of our named executive officers and other members of management and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation. Mr. Wellesley-Wesley and Mr. Apel, employee-directors, did not participate in any vote by the Board of Directors relating to matters involving executive compensation during 2013.

Compensation Objectives and Components

The objective of our compensation program is to attract and retain the best possible executive talent; to motivate our executive officers to enhance our growth and profitability and increase shareholder value; to recognize individual initiative, leadership, achievement, and other contributions; and to reward superior performance and contributions to the achievement of our objectives. The focus of the program is to tie short-term and long-term incentives to the achievement of measurable corporate performance objectives, and to align executives' incentives with shareholder value creation. To achieve these objectives, the Compensation Committee has developed and maintains an executive compensation package that ties a substantial portion of the executives' overall compensation to our financial performance. The compensation package consists of the following components:

•	salary;
•	annual performance-based cash and/or equity awards;
•	long-term incentive equity awards;
•	other fringe benefits and perquisites; and
•	severance and change-in-control benefits.

The Compensation Committee believes that various elements of this package effectively achieve the objectives of aligning compensation with performance measures that are directly related to our financial goals and creation of shareholder value without encouraging our executives to take unnecessary and excessive risks. The various elements and mix of this package were determined on a negotiated basis upon commencement of employment of an executive and then reviewed by the Compensation Committee annually as part of the executive officer's annual performance review. The Compensation Committee annually reviews and makes recommendations to the Board of Directors with respect to the appropriate salary, annual performance-based awards, long-term equity awards and other fringe benefits and perquisites for the named executive officers. Each of these components is designed to meet the program's objectives of providing a combination of fixed or variable short-term, performance-based cash and/or equity awards and long-term equity awards.

Salary

Salary is paid to the named executive officers on a bi-weekly basis. This is a fixed element of compensation. Salaries of the named executive officers are reviewed annually. In reaching any decisions as to salary changes, the Compensation Committee considers individual performance. The Compensation Committee determined not to increase salaries in 2013 due to the financial condition of the Company.

Annual Performance-Based Cash and/or Equity Awards

The annual performance-based awards component for 2013 was primarily designed to reward the achievement of our short-term earnings objectives, and is based on a management incentive compensation plan, or the Incentive Plan which is adopted by the Company on an annual basis. The target incentive award level for this element of compensation is 70% of base salary earnings for the CEO and COO and 60% of base salary earnings for the CFO. For 2013, the Incentive Plan contained two performance conditions, each worth one-half of the total target award as follows:

•
The first performance condition was achievement of budgeted revenues and the second performance condition was achievement of budgeted non-GAAP cash flows. For 2013, the performance targets for budgeted revenues and budgeted non-GAAP cash flows in the first half of the year were later modified for the second half of the year due to our business combination with Hego AB that was completed on May 22, 2013. As a cash conservation measure, the payout of any award achieved was designed to be payable in our common stock based on the closing market price on the date of the approval by our Compensation Committee and the Board of Directors, except for a cash payment equal to the required payroll and withholding taxes due on the total award. The non-GAAP cash flows target was equal to net income (loss) adjusted for non-cash operating expenses and Incentive Plan expense budgeted for fiscal year 2013 ("non-GAAP cash flows performance objective").

•
Additionally, there was a service condition that the recipient must have been employed by the Company at the time of the payout of any award under the Incentive Plan, unless the terms of any employment agreement, severance agreement or change-in-control agreement state otherwise.

The performance and service conditions and other terms of the Incentive Plan were approved by the Compensation Committee and the full Board of Directors for all participants of the Incentive Plan, including the CEO, COO and CFO. The incentive awards ranged from a minimum award of 102% of target award for achievement of 101% to a maximum incentive award of 150% of target award for achievement of 125% or more, proportionately scaled from the minimum to the maximum. In the first half of 2013, the Company achieved 106% of the budgeted revenue target and 466% of the budgeted non-GAAP cash flow target resulting in achievement of 112% of the award based on revenue and 150% of the award based on non-GAAP cash flows. As a result, Messrs. Wellesley-Wesley and Kieliszak earned management incentive compensation awards of $221,231 and $96,139, respectively. Under the terms of the Incentive Plan, payout of the award to each recipient was in cash equal to the payroll and withholding taxes due on the recipient's award, which cash was then remitted by the Company to the appropriate taxing authorities on the recipient's behalf, and the remainder of the award was paid to the recipient in shares of common stock of the Company. In determining how many shares should be paid to the recipient, the dollar value of the balance of the award was divided by the closing market price of the Company's common stock on August 6, 2013, the day that the Compensation Committee and the Board of Directors approved the award. The cash portion of the payout on the above incentive awards used to pay payroll and withholding taxes for Messrs. Wellesley-Wesley and Kieliszak was $91,191 and $35,543, respectively, and the number of shares of common stock issued to them, based on the closing market price of $1.59 was 81,786 and 38,111, respectively.

In the second half of 2013, the Company achieved 103% of the budgeted revenue target and 154% of the budgeted non-GAAP cash flow target resulting in achievement of 106% of the award based on revenue and 150% of the award based on non-GAAP cash flows. As a result, Messrs. Wellesley-Wesley, Apel and Kieliszak earned management incentive compensation awards of $216,317, $145,600 and $94,003, respectively. Under the terms of the Incentive Plan, payout of the award to each recipient was in cash equal to the payroll and withholding taxes due on the recipient's award, which cash was then remitted by the Company to the appropriate taxing authorities on the recipient's behalf, and the remainder of the award was paid to the recipient in shares of common stock of the Company. In determining how many shares should be paid to the recipient, the dollar value of the balance of the award was divided by the closing market price of the Company's common stock on March 5, 2014, the day that the Compensation Committee and the Board approved the award. The cash portion of the payout on the above incentive awards used to pay payroll and withholding taxes for Messrs. Wellesley-Wesley, Apel and Kieliszak was $89,166, $59,731 and $34,094, respectively, and the number of shares of common stock issued to them, based on the closing market price of $2.70 was 47,094, 31,804 and 22,189, respectively.

Long-Term Incentive Equity Awards

The granting of equity awards, including stock options or restricted stock units, or RSUs, which may either be time-based vesting awards or financial performance-related vesting awards, is designed to achieve our long-term objective of enhancing shareholder value by incentivizing the named executive officers to effectively manage the Company to achieve increased market value. Stock options granted to executive officers and all other employees during the year are designed as incentive stock options, or ISOs up to permitted levels of the U.S. Internal Revenue Code, or the Code and thereafter are non-qualified stock options, or NQSOs. All options are granted at exercise prices equal to the closing market price of our common stock on the grant date. While we have granted RSUs to the named executive officers and other members of the management team in the past, we did not do so during 2013. It is our policy to grant equity awards to employees only during periods other than "blackout periods." A blackout period is defined in our insider trading policy as the period beginning with the last day of each quarter and continuing until the second trading day after information relating to the results of operations (earnings report) for such quarter have been announced to the public, but a blackout period may be extended for persons covered by the insider trading policy who have knowledge of material non-public information, for the duration of the period that information remains material non-public information. Equity award grant amounts to the named executive officers, and all other employees as well as any non-employees, are approved by the Compensation Committee and, for the named executive officers, the full Board of Directors. While specific target equity awards are not set for the named executive officers each year, in determining an appropriate amount of equity awards to grant to the named executive officers, the Compensation Committee evaluates and considers the Company's performance against budget and individual performance, and reviews the equity ownership of the named executive officers and other employees in relation to our fully diluted shares.

On March 18, 2013 and November 12, 2013, upon recommendation of the Compensation Committee, the board approved stock option awards to Messrs. Wellesley-Wesley and Apel of 60,000 stock options and 200,000 non-qualified stock options, respectively, that vest over three year periods, at one-third of the total grant on each anniversary date from date of grant.

Other Fringe Benefits and Perquisites

We provide several benefit plans, including the ChyronHego Employees' Pension Plan, or the Pension Plan, and the ChyronHego Corporation Employees' 401(k) Plan, or the 401(k) Plan, to our named executive officers and other eligible U.S. employees. The Pension Plan was closed to new entrants effective October 1, 2006. For Mr. Apel we make contributions into the Swedish Pensions Agency, Sweden's social security system for retirement pensions. We also provide other benefits, including a medical and dental plan, life and accidental death insurance, short-term and long-term disability insurance, and paid sick leave, vacation and holidays, to our named executive officers and other eligible employees.

We paid certain perquisites to our CEO and COO as part of their total compensation packages, however, no perquisites were paid to the CFO. In 2013, 2012 and 2011, perquisites paid to each of the CEO and COO, since his employment with us, included a commutation allowance to defray costs of commuting to work, in lieu of a leased automobile, and reimbursement towards personal income tax preparation fees. These are explained in more detail in the Summary Compensation Table below in the column "All Other Compensation."

Severance and Change-in-Control Benefits

In May 2012, we entered into a new employment agreement with Mr. Wellesley-Wesley, which we refer to as the Wellesley-Wesley Agreement, to, among other things, extend the term of his employment with us. The Wellesley-Wesley Agreement provided that Mr. Wellesley-Wesley would be employed with us through December 31, 2013. In May 2013, we entered into an employment agreement with Mr. Apel, which we refer to as the Apel Agreement, to, among other things, provide for his employment with us through May 23, 2016. For additional details related to the Wellesley-Wesley Agreement and the Apel Agreement, see "Executive Compensation - Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards."

In November 2012, we entered into amended and restated change-in-control agreements with Messrs. Wellesley-Wesley and Kieliszak. We amended and restated these agreements to provide for continuity of management in the event of a change-in-control. We modified these agreements to make Messrs. Wellesley-Wesley's and Kieliszak's agreements comparable, and to add to both that any termination of their employment during the period thirty days prior to the signing of a definitive agreement providing for a change-in-control will be considered a "termination relating to a change-in-control." For additional details related to such arrangements, see "Executive Compensation - Potential Payments Upon Termination or Change-in-Control - Benefits Paid Upon Termination Related to a Change-in-Control."

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement. Based on its review and discussions with management, the Compensation Committee approved the Compensation Discussion and Analysis for inclusion in this proxy statement.

The Compensation Committee:

Roger L. Ogden, Chairman
Susan Clark-Johnson
Christopher R. Kelly

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation earned by our principal executive officer and our two other executive officers for the years ended December 31, 2013, 2012 and 2011. Mr. Apel became a named executive officer in May 2013, and accordingly, amounts and other information for Mr. Apel are reported herein for that portion of 2013 only.

							Change
							in Pension
							Value and
							Non-
							qualified
						Non-Equity	Deferred
Name &						Incentive	Compen-
Principal				Stock	Option	Plan	sation	All Other
Position	Year	Salary(1)	Bonus(2)	Awards(3)	Awards(4)	Compensation(5)	Earnings(6)	Compensation(7)	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Michael
Wellesley-
Wesley	2013	482,850	0	0	52,200	437,549	28,129	47,108	1,047,836
Former	2012	482,850	0	0	0	0	74,399	30,748	587,997
President	2011	476,186	0	83,625	0	0	69,881	43,164	672,856
and Chief
Executive
Officer

Johan
Apel	2013	193,600	50,000	0	218,000	145,600	6,483	13,402	627,085
President
and Former
COO,
Current
CEO

Jerry
Kieliszak	2013	244,800	0	0	0	190,142	28,001	3,607	466,550
Former	2012	244,800	0	0	35,582	0	76,517	9,607	366,506
SVP and	2011	242,031	0	55,750	0	0	86,195	10,520	394,496
Chief
Financial
Officer

(1)	Represents base salary earned during the respective fiscal years ended December 31.
(2)	Represents a one-time sign-on bonus in an amount of $50,000 to compensate for Mr. Apel's relocation and moving expenses to the U.S.
(3)
Represents the aggregate grant date fair value of time-based vesting RSUs awarded, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the time-based vesting RSUs equals the number of RSUs awarded times the closing market price of our common stock on the respective grant date. No RSUs were awarded to the named executive officers in 2013 and 2012.

(4)
Represents the grant date fair value of time-based vesting stock options awarded in the respective years, the assumptions of which are explained in footnote 9 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013. There can be no assurance that these amounts will ever be realized by the executive officers because, for instance, the options could expire unexercised, or they could be out-of-the money for the duration of their term.

(5)	Represents payouts under the Incentive Plan.
(6)
For Mr. Wellesley-Wesley and Mr. Kieliszak, represents the actuarial increase in the present value of benefits under the Pension Plan, a tax-qualified, non-contributory defined benefit plan established to provide pension benefits to our employees meeting Pension Plan eligibility criteria. Present values for 2013 are based on certain assumptions which are discussed in the narrative following the 2013 Pension Benefits table below. For additional information on the Pension Plan, refer to footnote 13 to our financial statements for the year ended December 31, 2013. Mr. Apel is not a participant in the Pension Plan. For Mr. Apel, represents the statutory contribution into Sweden's social security system for retirement pension.

(7)	Represents perquisites as itemized in the All Other Compensation table below.

The following table shows the components of the "All Other Compensation" column of the Summary Compensation Table for the year ended December 31, 2013.

All Other Compensation

					Company
					Match on
			Tax		Qualified		Life
	Commutation	Attorney	Preparation	Relocation	401	(k)	Insurance
Name	Allowance(1)	Fees(2)	Fees(3)	Costs(4)	Plan(5)		Premiums(6)	Total
	($)		($)		($)		($)	($)
Michael
Wellesley-
Wesley	17,308	7,500	2,029	9,351	10,200		720	47,108

Johan Apel	10,462	0	0	0	2,700		240	13,402

Jerry
Kieliszak	0	0	0	0	2,887		720	3,607

(1)
Mr. Wellesley-Wesley received, and Mr. Apel (since he joined the Company) receives, a commutation allowance payable in bi-weekly installments, to defray the costs of commuting to work, in lieu of a leased automobile.

(2)	We reimbursed Mr. Wellesley-Wesley for attorney fees of $7,500 for finalizing his termination arrangement with the Company.
(3)	We reimbursed Mr. Wellesley-Wesley for professional tax assistance in preparing his U.S. personal income tax returns, as a provision of his employment agreement, up to $5,000 per year.
(4)	We reimbursed Mr. Wellesley-Wesley for relocation costs incurred as a result of his termination from the Company.
(5)
Represents our matching contributions made for the named executive officers to our 401(k) Plan. We provide a match equal to two-thirds of the first 6% of eligible compensation contributed by an employee up to the IRS maximum permitted employee contribution amount.

(6)	Represents Company paid premiums for group term life insurance for the named executive officers for whom the insurance provided is $500,000.

Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards in 2013 to each of the executive officers named in the Summary Compensation Table.

					All other
					option
					awards:
					number of		Exercise	Grant date
					securities		price of	fair value
		Estimated future payouts under			underlying		option	of option
		non-equity incentive plan awards(1)			options(2)		awards	awards(3)
	Grant	Threshold	Target	Maximum
Name	Date	($)	($)	($)	(#	)	($/Sh.)	($)
Michael
Wellesley-Wesley	1/1/2013	0	337,995	506,993
	3/18/2013				60,000		1.40	52,200

Johan Apel	7/1/2013	0	113,750	170,625
	11/12/2013				200,000		1.62	218,000

Jerry Kieliszak	1/1/2013	0	146,880	220,320	0		0.00	0

(1)
Represents the threshold, target and maximum annual awards under the Incentive Plan that could have been earned for 2013 if these levels had been achieved. The targeted performance condition-based awards under our Incentive Plan were 70% of base salary for Mr. Wellesley-Wesley and Mr. Apel and 60% of base salary for Mr. Kieliszak. See "Compensation Discussion and Analysis - Annual Performance-Based Cash and/or Equity Awards" above for the terms and conditions of the Incentive Plan.

(2)
Represents the number of time-based vesting stock options granted. These options vest at one-third of the total grant on each anniversary date from date of grant. The exercise price is the closing market price on the award grant date, consistent with Company policy.

(3)
Represents the grant date fair value of time-based vesting stock options awarded to the named executive officers, the assumptions of which are explained in footnote 9 to our audited financial statements in our Annual Report for the year ended December 31, 2013. There can be no assurance that these amounts will ever be realized by the executive officers because, for instance, the options could expire unexercised, or they could be out-of-the money for the duration of their term.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards

Michael Wellesley-Wesley.  Mr. Wellesley-Wesley's compensation arrangements are reviewed by the Compensation Committee and approved by the Board of Directors. Our employment agreement with Mr. Wellesley-Wesley is dated May 23, 2012, and provided that Mr. Wellesley-Wesley would be employed with us through December 31, 2013. Under the terms of the Wellesley-Wesley Agreement: (i) Mr. Wellesley-Wesley's annual base salary was $482,850 for the term of the Wellesley-Wesley Agreement; (ii) he was eligible to earn, at the sole discretion of the Compensation Committee, an award under the Incentive Plan, assuming he was employed by us on December 31 of the year to which it relates; (iii) he was entitled to receive $18,000 per year, payable in equal installments bi-weekly, to defray his regular commutation costs; (iv) he was entitled to receive up to $5,000 per year for U.S. income tax advice and preparation of his U.S. income tax returns; (v) he was entitled to 20 days paid vacation per year; (vi) he was entitled to participate in all of our employee benefit plans and programs to the extent eligible, and (vii) he was covered by our directors' and officers' liability policy. Pursuant to a change in control agreement that we have with Mr. Wellesley-Wesley, he was entitled to certain benefits upon termination or a change-in-control of the Company. See the section titled "Potential Payments Upon Termination or Change-in-Control - Benefits Paid Upon Termination Related to a Change-in-Control" below.

Johan Apel.  Mr. Apel's compensation arrangements are reviewed by the Compensation Committee and approved by the Board of Directors. Our employment agreement with Mr. Apel is dated May 23, 2013, and provides that Mr. Apel will be employed with us at least through May 23, 2016. Under the terms of the Apel Agreement: (i) Mr. Apel's annual base salary is $325,000 for the term of the Apel Agreement, unless he is promoted to CEO during the term of the Apel Agreement, in which case his annual base salary will be increased to $482,850; (ii) he is eligible to earn, at the sole discretion of the Compensation Committee, an award under the Incentive Plan assuming he is employed by us on December 31 of the year to which it relates; (iii) he was entitled to a one-time sign-on bonus in an amount of $50,000 to compensate for his relocation and moving expenses to the U.S.; (iv) he is entitled to receive $18,000 per year, payable in equal installments bi-weekly, to defray his regular commutation costs; (v) he is entitled to receive up to $5,000 per year for U.S. income tax advice and preparation of his U.S. income tax returns; (vi) he is entitled to 20 days paid vacation per year; (vii) he is entitled to participate in all of our employee benefit plans and programs to the extent eligible, and (viii) he shall be covered by our directors' and officers' liability policy. See the section titled "Potential Payments Upon Termination or Change-in-Control - Benefits Paid Upon Termination Related to a Change-in-Control" below.

Jerry Kieliszak. Mr. Kieliszak's compensation arrangements are reviewed by the Compensation Committee and approved by the Board of Directors.   We have a severance agreement and a change in control agreement, but not an employment agreement, with Mr. Kieliszak. The terms of Mr. Kieliszak's severance agreement and change in control are described in the section below titled "Potential Payments Upon Termination or Change-in-Control - Benefits Paid Upon Termination Related to a Change-in-Control."

Outstanding Equity Awards at Fiscal Year-End

The following table shows stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2013 to each of the executive officers named in the Summary Compensation Table.

	Option Award
	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised		Option	Option
	Options		Options		Exercise	Expiration
Name	Exercisable(1)		Unexercisable(1)		Price	Date
	(#	)	(#	)	($)
Michael Wellesley-Wesley(2)(3)	78,334		0		2.01	5/18/2014
	50,000		0		1.02	6/3/2015
	50,000		0		2.76	5/18/2016
	50,000		0		2.43	5/16/2017
	75,000		0		5.48	5/19/2018
	75,000		0		1.31	5/13/2019
	200,000		0		1.62	3/19/2022
	60,000		0		1.40	3/18/2023

Johan Apel	0		200,000		1.62	11/12/2023

Jerry Kieliszak(2)(3)	33,334		0		2.01	5/18/2014
	33,334		0		2.76	5/18/2016
	33,334		0		2.43	5/16/2017
	50,000		0		5.48	5/19/2018
	75,000		0		1.31	5/13/2019
	90,000		0		1.62	3/19/2022
	42,000		0		1.40	5/23/2022

(1)
The date of grant of each of the above options is ten years prior to the above option expiration dates. The unexercisable options vest over three years at one-third of the total grant each anniversary date from date of grant.

(2)
The Business Combination with Hego, that was completed on May 22, 2013, constituted a change in control under the Company's Long Term Incentive Plans. As a result, all outstanding awards became immediately exercisable and fully vested, without regard to any time and/or vesting conditions.

(3)
For Messrs. Wellesley-Wesley and Kieliszak, as a result of a provision in their change-in-control agreements, the period to exercise their equity awards shall be the remaining term of each respective agreement underlying the equity award, regardless of any shorter period as a result of termination from the Company.

Option Exercises and Stock Vested

The following table reflects information regarding exercises of options to purchase our Common Stock and the vesting of RSU awards held by each of our named executive officers during the fiscal year ended December 31, 2013.

	Option Awards			Stock Awards
	Number of Shares		Value Realized	Number of Shares		Value Realized
Name	Acquired on Exercise		on Exercise(1)	Acquired on Vesting		on Vesting
	(#	)	($)	(#	)	($)

Michael Wellesley-Wesley	18,868		20,000	22,043		51,750

Jerry Kieliszak	0		0	15,467		34,500

Johan Apel	0		0	0		0

(1)
Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of options because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the closing market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

Pension Benefits

The following table shows information as of December 31, 2013 with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement for Messrs. Wellesley-Wesley and Kieliszak. Mr. Apel is not a participant in the ChyronHego Employees' Pension Plan. Mr. Apel will be provided a national retirement pension by the Swedish Pensions Agency to which the Company is making contributions as disclosed in the Summary Compensation Table above.

		Number of		Present
		Years of		Value of	Payments
		Credited		Accumulated	During Last
Name	Plan Name	Service		Benefit	Fiscal Year
		(#	)	($)	($)
Michael Wellesley-Wesley	ChyronHego Employees'	9.5		338,368	0
Pension Plan

Jerry Kieliszak	ChyronHego Employees'	10.5		361,656	0
Pension Plan

The Pension Plan is a tax-qualified, non-contributory defined benefit plan established to provide pension benefits to our employees, including Messrs. Wellesley-Wesley and Kieliszak, meeting Pension Plan eligibility criteria. The criteria states that employees are eligible to participate in, and will be enrolled in, the Pension Plan on January 1st or July 1st after completing one full year of service as measured from date of hire and having attained the age of 21. Effective October 1, 2006, the Pension Plan was closed to all employees hired on or after October 1, 2006. Years of credited service for benefit purposes are measured based on the number of years an employee is a participant in the Pension Plan.

A participant's normal retirement age is the later of the date he or she reaches age 65 or the date he or she completes 5 years of service of participation in the Pension Plan. A participant who completes an hour of service on or after January 1, 2006 and who has a vested right to his or her benefit may elect to start receiving a reduced early retirement benefit at any time after he or she attains age 55 or, if later, terminates employment. If a participant who is eligible for early retirement elects to begin payment before his or her normal retirement date, the participant's accrued benefit (calculated under the accrued benefit formula, but using his or her compensation and service as of termination of employment) is actuarially reduced to reflect the fact that payment is expected to be made over a longer period of time. The amount of reduction depends on the participant's age and the actuarial factors in effect when payment begins. Early retirement factors apply only to annuity payments; all lump sums are the actuarial equivalent of the accrued benefit payable at normal retirement date. Prior to their departure from the Company, Messrs. Wellesley-Wesley and Kieliszak had attained age 55 and were eligible for early retirement. Benefits earned as of December 31, 2005 were payable either as an annuity or as a lump sum, and benefits earned after 2005 are only payable as an annuity (if over a de minimis amount). In addition to a single life annuity, benefits can be payable as other actuarially equivalent annuities.

A participant who was enrolled in the Pension Plan prior to July 1, 1998 will receive a monthly pension benefit at normal retirement equal to 25% of final average earnings up to the level of Social Security Covered Compensation as defined by the Pension Plan, plus 38% of such earnings in excess of Social Security Covered Compensation for the period of his or her participation prior to July 1, 1998. The benefit is reduced by 1/20th for each year of service that the participant's years of service with the Company are less than 20 years. A participant who enrolled on or after July 1, 1998, and, for post June 30, 1998 participation for participants who enrolled prior to July 1, 1998, the monthly pension benefit at normal retirement will be computed as 32% of final average earnings up to the level of Social Security Covered Compensation as defined by the Pension Plan, plus 48% of final average earnings in excess of Social Security Covered Compensation. The benefit is reduced by 1/35th for each year of service that the participant's years of service with the Company are less than 35 years. For years prior to January 1, 2007 earnings represent base salary earnings plus commissions not to exceed 80% of base earnings. Effective January 1, 2007, earnings represent base salary earnings plus incentive plan awards, and commissions not to exceed 80% of base earnings. Final average earnings are based on the five highest consecutive years of earnings during the ten years prior to retirement or termination of employment.

Vested benefits are those amounts to which participants are entitled regardless of future service to the Company. A participant is credited with a year of service for vesting purposes for each Pension Plan year during which he or she completes at least 1,000 hours of service, commencing with his or her year of hire. Participants hired from July 1, 1998 to September 30, 2006 vest according to the following schedule: years of service less than five, 0% vested; and years of service five or more, 100% vested.

In addition to vested benefits, the Pension Plan provides certain disability and death benefits. If a participant becomes disabled prior to his or her retirement or other termination of employment, he or she is entitled to receive the present value of his or her accrued benefits in the form of a lump sum payment. Upon death of a participant, the beneficiary is entitled to receive the vested interest of the participant's accrued benefit in the form of a lump sum amount, subject to eligibility requirements stipulated in the Pension Plan.

The present value of accumulated benefits in the table above has been determined by an independent actuary. These amounts have been determined based on certain assumptions, some of which are disclosed in footnote 13 to our financial statements for the year ended December 31, 2013. Key assumptions include: a 4.03% discount rate; RP 2000 generational table for males and females with an adjustment to reflect white collar mortality, and lump sums calculated using mandated interest rates and mortality. Benefits earned as of December 31, 2005 are assumed to be payable as a lump sum, and benefits earned after December 31, 2005 are assumed to be payable as a single life annuity. Further, it was assumed that benefits will commence at the later of normal retirement age of 65 and 5 years of participation, or current age, and there will be no turnover prior to retirement. The foregoing actuarial assumptions are also based on the presumption that the Pension Plan will continue. If the Pension Plan were to be terminated or frozen, different actuarial assumptions and other factors might be applicable in determining the present value of accumulated benefits.

Non-qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-in-Control

Johan Apel. The terms of our Employment Agreement with Mr. Apel, which we refer to as the Apel Agreement, provides for the following with respect to the renewal or non-renewal of the Apel Agreement:

•
If we offer to renew the Apel Agreement on the same or better terms than contained in the Apel Agreement, and Mr. Apel does not accept the offer, then Mr. Apel's employment will continue for a period of three months and thereafter the Company will have no further obligation under the Apel Agreement.

•
If we do not provide a renewal offer or our offer is on terms that are less favorable than the terms of the Apel Agreement and he does not accept such offer, his employment will continue for a period of twelve months and thereafter the Company will have no further obligation under the Apel Agreement.

The Apel Agreement also provides for his receipt of the following severance benefits with respect to his termination of employment:

•
If he is terminated for cause, then he would receive his base salary to the effective date of his termination, any accrued but unpaid commutation payment, and any unreimbursed expenses. "Cause" means he is convicted of a felony crime, willfully commits any act or willfully omits to take any action in bad faith and to the material detriment of us, commits an act of active and deliberate fraud against us, or materially breaches any term of the Apel Agreement and fails to correct the breach within 10 days written notice of its commission.

•
If he is physically or mentally incapacitated or disabled or otherwise unable to fully discharge his duties for 120 consecutive days during the employment term, and he is unable to resume his duties after 30 days written notice from us, then he would receive no further salary not previously paid through the date of termination, any accrued but unpaid commutation payment, and any unreimbursed expenses. Any amount provided for under any disability insurance policy or similar instrument would also be paid to him by the insurer.

•
If he dies during the employment term, the Apel Agreement would terminate upon the date of his death, and we would pay him the pro rata portion of his base salary not previously paid through the date of his death, any accrued but unpaid commutation payment and any unreimbursed expenses. Any amount provided for under any life, accidental death and disability or other insurance policy or similar instrument would also be paid by the insurer.

•
If, during the employment term, we terminate him for any reason other than described above or as a result of a change-in-control, or he resigns for good reason (as defined below), then we would pay or provide him: (i) his base salary for twelve months following the date of termination; (ii) an amount, grossed up for federal, state and local taxes, in lieu of participation in our life, long-term disability and health insurance plans for a period of twelve months; (iii) any accrued but unpaid commutation payment and any unreimbursed expenses. These amounts would be paid in a lump sum within 20 business days from the date of termination, provided however that if such period begins in one taxable year and ends in another, he would be paid in the second tax year. All amounts paid to him pursuant to this section would not be subject to mitigation or any right of set-off.  "Good reason" means a reduction in his base salary; or his assignment to any duties inconsistent in any material respect with his position (including status, offices, titles, and reporting requirements), authority, duties or responsibilities which result in a material diminution in such position, authority, duties or responsibilities.

The Apel Agreement also contains non-competition and confidential information provisions. The non-competition provision prohibits Mr. Apel during his employment with us from acting as a consultant, director, officer, employee, owner, member or partner of a competitor of ours and, for the one year period following the termination of his employment with us, directly or indirectly from competing with or being engaged in our business or acting as a consultant, director, officer, employee, owner, member or partner of a business that is a competitor of ours at the time he ceases to be an employee of ours. In the event that he is terminated without cause or voluntarily resigns (for good reason), then the non-competition provision remaining shall not be applicable. The confidentiality provision prohibits Mr. Apel from publishing, disclosing, or making accessible to others any confidential information relating to our business during the employment term or anytime thereafter without our prior written consent, except to the extent it is required by law, would in his reasonable judgment be in our best interest, or is reasonably necessary for him to defend himself or enforce his rights under the Apel Agreement in connection with any action or proceeding to which we or our affiliates is a party.

In the event Mr. Apel is terminated by us without cause or if he resigns for good reason during a change in control period (as defined below) in addition to the payments described above, he will also be entitled to (i) an additional payment equal to the greater of the bonus paid to him for the full fiscal year immediately prior to the effective date of the change in control and the bonus that has accrued for the fiscal year in which the change in control occurred, with such amount being annualized and (ii) immediate vesting as of the termination date of any unvested equity awards. The bonus will be paid in a lump sum within twenty days following the termination date.

For purposes of the Apel Agreement:

"Change in Control " means (i) the acquisition, directly or indirectly, by any individual, entity or group, or a person of ownership of 50% or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); (ii) individuals who, as the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (x) more than 50% of, respectively, the then outstanding shares of common stock of the Company resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (y) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or (v) approval by the shareholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company.

"Change in Control Period" means the period that begins 30 days before the date the Company enters into a definitive agreement that results in the Change in Control and ends on the date that is 18 months after the effective date of the Change in Control.

Benefits Paid Upon Termination Related to a Change-in-Control

Michael Wellesley-Wesley. In addition to the Wellesley-Wesley Agreement, we are also party to a change-in-control agreement with Mr. Wellesley-Wesley, which we refer to as the Wellesley-Wesley CIC Agreement.

We agreed that Mr. Wellesley-Wesley's termination from employment, effective December 31, 2013 is a "severance event" pursuant to the terms of these two agreements. As a result, the Wellesley-Wesley Agreement was deemed terminated and of no further force and effect as of December 31, 2013. In accordance with the terms of the Wellesley-Wesley Agreement and the Wellesley-Wesley CIC Agreement, the Company will pay (i) Mr. Wellesley-Wesley's base salary of $482,850 for one year through December 31, 2014; (ii) an amount, grossed up for federal, state and local taxes, for premiums, based on his election, for life insurance, long term disability and medical coverage within 20 days of the termination date which totaled $46,845; (iii) an amount equal to accrued but unused vacation as of the termination date of $44,147; (iv) his accrued but unpaid bonus of $216,317 for the second half of 2013 pursuant to the Incentive Plan; (v) a severance bonus equal to his accrued, but unpaid, second half 2013 incentive bonus, annualized which totals $432,634; and (vi) $7,500 for the cost of attorney's fees in connection with finalizing his separation from the Company and  up to $5,000 for U.S. income tax advice and preparation of U.S. income tax returns. The bonus amounts described in (iv) and (v) above were paid on March 5, 2014 and were paid in the form of cash of $267,498 to cover the respective payroll and withholding taxes and the remainder in shares of common stock with a value of $381,453. In determining how many shares should be paid, the dollar value of the balance of the award was divided by the closing market price of the stock on March 5, 2014 of $2.70.

Jerry Kieliszak. We and Mr. Kieliszak are parties to a severance agreement dated November 19, 2012 and a change-in-control agreement which we refer to as the Kieliszak CIC Agreement. We agreed that Mr. Kieliszak's termination from employment, effective December 31, 2013 is a "severance event" pursuant to the terms of these two agreements. As a result, the severance agreement was deemed terminated and of no further force and effect as of December 31, 2013. In accordance with the terms of the severance agreement and the Kieliszak CIC Agreement, the Company will pay (i) his base salary of $244,800 for one year through December 31, 2014; (ii) an amount, grossed up for federal, state and local taxes, for premiums, based on his election, for life insurance, long term disability and medical coverage within 20 days of the termination date which totaled $52,927; (iii) an amount equal to accrued but unused vacation as of the termination date of $17,298; (iv) his accrued but unpaid bonus of $94,003 for the second half of 2013 pursuant to the Incentive Plan; and (v) a severance bonus equal to his accrued, but unpaid, second half 2013 incentive bonus, annualized which totals $188,006. The bonus amounts described in (iv) and (v) above were paid on March 5, 2014 and were paid in the form of cash of $103,599 to cover the respective payroll and withholding taxes and the remainder in shares of common stock with a value of $178,410. In determining how many shares should be paid, the dollar value of the balance of the award was divided by the closing market price of the stock on March 5, 2014 of $2.70.

The following table shows the compensation, benefits and other costs that were paid or are payable as a result of the terminations of Messrs. Wellesley-Wesley and Kieliszak as of December 31, 2013 under their respective change-in-control agreements. It also shows the compensation, benefits and other costs that would have been paid to Mr. Apel in the event of a theoretical termination of Mr. Apel as of December 31, 2013 under the Apel Agreement.

		Incentive			Early
		Plan			Vesting	409	A
	Severance	Award	Severance	Accrued	of Equity	Excise
Name	Salary(1)	Severance(2)	Benefits(3)	Vacation(4)	Awards(5)	Tax(6)		Total
	($)	($)	($)	($)	($)	($)		($)
Michael
Wellesley-
Wesley	482,850	432,634	46,845	44,147	0	0		1,006,476

Jerry
Kieliszak	244,800	188,006	52,927	17,298	0	0		403,031

Johan Apel	325,000	291,200	49,491	4,905	100,000	0		770,596

(1)	Payable biweekly through December 31, 2014 for Messrs. Wellesley-Wesley and Kieliszak.

(2)
Paid on March 5, 2014 in the form of cash of $178,332 and $69,506 to cover the required withholding and payroll taxes on the awards and the balance in shares of common stock with a value of $254,302 and $118,500 for Messrs. Wellesley-Wesley and Kieliszak, respectively.

(3)
Amounts, grossed up for federal, state and local taxes, for premiums, based on the election of the respective named executive officer, for life insurance, long-term disability and medical coverage. Paid on January 15, 2014 for Messrs. Wellesley-Wesley and Kieliszak.

(4)	Amount of accrued vacation at December 31, 2013. Paid on January 15, 2014 for Messrs. Wellesley-Wesley and Kieliszak.

(5)
Pursuant to the terms of our 2008 LTIP, in the event of a change in control, all outstanding equity awards became immediately exercisable and vested upon the closing of the Hego transaction on May 22, 2013. Consequently, for Messrs. Wellesley-Wesley and Kieliszak there were no outstanding unexercisable equity awards that vested upon termination under the respective change-in-control agreements. For Mr. Apel, represents the spread between the closing price of our common stock on December 31, 2013 and the exercise price, multiplied by the number of unvested in-the-money option shares at December 31, 2013.

(6)
The change in control agreements for each of the named executive officers state that we will hold each harmless, on an after-tax basis, from any taxes, costs, expenses, penalties, fines, interest or other liabilities (the "409A penalties") that might result from any non-compliance with Section 409A of the Code in connection with payments made under the agreements. We believe that the change in control agreements as structured comply with the requirements of 409A and we intend to comply with 409A to the fullest extent possible, and, therefore, we believe any 409A penalties would likely not be incurred.

Risks Related to Compensation Practices and Programs

The Board of Directors has reviewed the Company's compensation practices and programs and has concluded that they do not encourage excessive risk taking by management and other employees that could result in a material adverse effect on the Company.

DIRECTOR COMPENSATION

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2013 to each of our non-employee directors.

	Fees Earned or	Stock
Name	Paid in Cash	Awards(1)	Total
	($)	($)	($)
Susan Clark-Johnson(2)	20,000	38,089	58,089
Peter F. Frey(3)	25,000	44,437	69,437
Christopher R. Kelly(4)	25,000	44,437	69,437
Roger L. Ogden(5)	40,000	63,482	103,482
Robert A. Rayne(6)	20,000	38,089	58,089
Henrik Sundberg	12,167		12,167
Michael C. Wheeler(7)	20,000	38,089	58,089

(1)
Represents the aggregate grant date fair value of RSUs awarded to the named directors on the grant date of January 3, 2013. Each RSU was settled for one share of our common stock on May 22, 2013, the day we closed on the Hego transaction. The grant date fair value has been computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures. The grant date fair value of each RSU equals the number of RSUs awarded times the closing market price of our common stock on the grant date, which was $0.81 per share. The above named directors held the following number of stock options, respectively, at December 31, 2013: Susan Clark-Johnson, 0; Peter F. Frey, 30,000; Christopher R. Kelly, 63,336; Roger L. Ogden, 40,000; Robert A. Rayne, 30,000; and Michael C. Wheeler, 50,835.

(2)	Member of the Audit Committee and Compensation Committee and effective March 5, 2014, member of the Corporate Governance and Nominating Committee.

(3)	Chairman of the Audit Committee.

(4)	Member of the Compensation Committee and Chairman of the Corporate Governance and Nominating Committee.

(5)	Chairman of the Board of Directors, Member of the Audit Committee and Chairman of the Compensation Committee.

(6)	Member of the Corporate Governance and Nominating Committee.

(7)	Member of the Corporate Governance and Nominating Committee and effective March 5, 2014, member of the Audit Committee.

Mr. Wellesley-Wesley and Mr. Apel, employee-directors, received no additional compensation for their service on the Board of Directors during 2013.

Director Compensation Policy

For 2013, pursuant to the terms of the 2013 Non-Employee Director Compensation Policy, the Company paid its non-employee directors a combination of cash and RSUs as fees for their services on the Board of Directors and its committees. Directors were also reimbursed for travel, meals, lodging and other expenses incidental to attendance at meetings.

Cash Payments

Cash fees were paid for 2013 as follows: each non-employee director, $20,000; plus, the Chairman of the Board, $15,000; the Chairman of the Audit Committee, $5,000; the Chairman of the Compensation Committee, $5,000; and, the Chairman of the Corporate Governance & Nominating Committee, $5,000. All cash fees were paid quarterly in equal amounts following each quarter. For the equity-based portion of their fees, see the Equity Awards section below.

Equity Awards

Pursuant to the terms of the 2013 Non-Employee Director Compensation Policy, on January 3, 2013, each non-employee director then a member of the Board received a grant of RSUs under our 2008 LTIP, computed as follows. The number of RSUs awarded was computed as a pre-determined dollar value of RSUs to be awarded, divided by the average closing price of our common stock for the 20 trading days preceding the December 6, 2012 meeting at which the 2013 Non-Employee Director Compensation Policy was approved by the Board of Directors. The pre-determined dollar value of RSUs was as follows: $30,000 for each non-employee director; plus, $15,000 for the Chairman of the Board, $5,000 for the Chairman of the Audit Committee; $5,000 for the Chairman of the Compensation Committee; and, $5,000 for the Chairman of the Corporate Governance and Nominating Committee. Based on the average closing market price of our common stock for the 20 trading days before the December 6, 2012 Board meeting, which average closing price per share was $0.64, the number of RSUs awarded were as follows: Susan Clark-Johnson, 47,023; Peter F. Frey, 54,861; Christopher R. Kelly, 54,861; Roger L. Ogden, 78,373; Robert A. Rayne, 47,023; and, Michael C. Wheeler, 47,023. Henrik Sundberg joined our Board on May 22, 2013. The RSU awards for all non-employee directors contained a service condition that in order for the RSUs for a non-employee director to fully vest on January 3, 2014, the non-employee director had to be serving on the Board on the vesting date. Each RSU was settled in one share of our common stock upon the closing date of our merger with HegoAB, since the merger constituted a change in control under our 2008 Long-Term Incentive Plan and as such all outstanding equity awards became fully vested.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

We have entered into indemnity agreements with each of our directors and executive officers. The indemnity agreements provide that directors and executive officers, or the Indemnitees, will be indemnified and held harmless to the fullest possible extent permitted by law, including against all expenses (including attorney's fees and expenses), judgments, fines, penalties and settlement amounts paid or incurred by them in any action, suit or proceeding on account of their services as director, officer, employee, agent or fiduciary of the Company or as directors, officers, employees or agents of any other company or entity at our request. We will not, however, be obligated pursuant to the agreements to indemnify or advance expenses to an indemnified party with respect to any action (1) in which a judgment adverse to the Indemnitee establishes (a) that the Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material, or (b) that the Indemnitee personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, or (2) which the Indemnitee initiated, prior to a change in control of the Company, against us or any director or executive officer of ours unless we consented to the initiation of such claim. The indemnity agreements require an Indemnitee to reimburse us for expenses advanced only to the extent that it is ultimately determined that the director or executive officer is not entitled, under Section 723(a) of the New York Business Corporation Law and the indemnity agreement, to indemnification for such expenses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Ogden and Kelly and Ms. Clark-Johnson serve on our Compensation Committee. None of the members of our Compensation Committee is or has been employed by us. In addition, none of our executive offers served during the 2013 fiscal year as a member of the board of directors or compensation committee or other committee serving an equivalent function, of any entity that has an executive officer who serves on our Board of Directors or Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock subject to equity compensation plans in effect as of December 31, 2013:

	Number of		Weighted	Number of
	securities to be		average	securities
	issued upon		exercise	remaining
	exercise of		price of	available for future
	outstanding		outstanding	issuance under
	stock options,		stock options,	equity
	warrants and		warrants	compensation
Plan Category	rights(2)		and rights	plans
	(#	)	($)	(#	)
Equity compensation plans approved by
shareholders(1)	5,994,788		1.96	1,418,820

Equity compensation plans not approved by
shareholders	0		0	0

Total	5,994,788		1.96	1,418,820

(1)	These plans consist of our 2008 LTIP and our 1999 Long-Term Incentive Plan (the "1999 Plan"). No further awards may be made under the 1999 Plan.

(2)	Includes vested but unexercised, and unvested, stock options, each of which, if vested, would be settled by the issuance of one share of our common stock.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

The primary function of the Audit Committee is to represent the Board of Directors of the Company in fulfilling its oversight responsibilities by:

1.	Reviewing the financial reports and other financial related information released by the Company to the public, or in certain circumstances, governmental bodies;

2.	Reviewing the Company's system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board of Directors have established;

3.	Reviewing the Company's accounting and financial reporting processes;

4.	Reviewing and appraising with management the performance of the Company's independent registered public accountants; and,

5.	Providing an open avenue of communication between the independent registered public accountants and the Board of Directors.

The responsibilities of the Audit Committee are described in more detail in the charter of the Audit Committee, a copy of which is available on the Company's website, www.chyronhego.com. Click on Investors and then click on Corporate Governance. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee and its charter are intended to comply with applicable rules and regulations of NASDAQ and the SEC as they relate to independent directors and audit committee composition, meetings, responsibilities and duties, and such other requirements governing independent directors and the Company's Audit Committee.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during 2013.

In overseeing the preparation of the Company's annual financial statements, the Audit Committee met with both management and BDO USA, LLP, our independent registered public accounting firm, to review the scope of and discuss the results of the audit and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent registered public accounting firm. The Audit Committee's review included discussion with BDO USA, LLP of matters required to be discussed pursuant to the Public Company Accounting Oversight Board Auditing Standard No. 16 (Communication With Audit Committees).

With respect to BDO USA, LLP, our independent registered public accounting firm, the Audit Committee, among other things, reviewed with them their fees for audit, audit-related, tax and all other services, and approved those fees prior to being incurred, and discussed matters relating to their independence, including the disclosures made to the Audit Committee as required by Public Company Accounting Oversight Board Rule 3526. The Audit Committee considered whether their provision of non-audit services is compatible with maintaining their independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Peter F. Frey, Chairman
Susan Clark-Johnson
Roger L. Ogden
Michael C. Wheeler

PROPOSAL 2 –AMENDMENTS OF THE 2008 LONG-TERM INCENTIVE PLAN

General

Our 2008 Long-Term Incentive Plan, or the 2008 LTIP, was approved by our Board of Directors and shareholders in 2008.  As of March 15, 2014, a total of 8,000,000 shares of our common stock were reserved for issuance under the 2008 LTIP.  By its terms, the 2008 LTIP may be amended by the Board of Directors, provided that any amendment which the Board of Directors determines requires shareholder approval or applicable law or stock exchange requirements, is subject to receiving such shareholder approval. On March 5, 2014, our Board of Directors unanimously approved, subject to approval by our shareholders at the Annual Meeting of shareholders, amendments of the 2008 LTIP, to (1) increase the maximum number of shares of ChyronHego common stock available for grant thereunder by 3,000,000 shares, from the current 8,000,000 shares to 11,000,000 shares and (2) to increase the number of shares issuable to any individual in any fiscal year from 200,000 to 500,000. The proposed amendments of the 2008 LTIP are being submitted to you for approval at the Annual Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under the 2008 LTIP by complying with Rule 162(m) of the Code. Shareholder approval of the amendments is also required by NASDAQ rules.

Reasons for the Proposed Amendments to the 2008 Long-Term Incentive Plan

An increase in the number of shares reserved for issuance under the 2008 LTIP is being requested at this time because only 487,134 shares remain available for future grants under the 2008 LTIP as of March 14, 2014. Our Board of Directors believes it is important to increase the number of shares authorized for grant under the 2008 LTIP so as to provide a sufficient number of authorized shares for the foreseeable future to grant additional equity awards to directors, employees and consultants, as an incentive and to tie their interests closer to those of our shareholders.  In addition, in order to conserve the Company's cash for other operating uses, our Board of Directors believes that whenever appropriate, the Company should utilize equity awards to payout earned awards under our annual performance-based plan. In addition, an increase in the number of shares issuable to any individual in any fiscal year from 200,000 to 500,000 is also being requested at this time in order to provide the Company with greater flexibility to motivate officers, directors, key employees and other persons serving the Company to improve the business results and earnings of the Company. For these purposes, our Board of Directors believes that the proposed amendments to the 2008 LTIP are necessary.

No other changes to the 2008 LTIP are being proposed. The proposed amended and restated 2008 LTIP is included in its entirety in this proxy statement as Annex A. The proposed amendment to increase the number of shares authorized under the 2008 LTIP and to increase the number of shares issuable to any individual in any fiscal year will not become effective unless shareholder approval is obtained.

Awards Granted Under the 2008 Long-Term Incentive Plan

The following table summarizes the award activity under the 2008 LTIP since its inception on May 14, 2008 and the status of awards under the 2008 LTIP as of March 14, 2014, prior to the impact of the proposed increase:

Shares authorized	8,000,000
Stock options awarded	7,002,202
Stock issued as bonuses	624,566
Restricted stock units awarded	3,499,547
Stock options forfeited	1,552,412
Restricted stock units forfeited	2,061,037
Shares available for future grant	487,134

Stock options exercised	149,035
Stock options outstanding	5,300,755
Restricted stock units vested	1,312,707
Restricted stock units outstanding	125,803

All awards to employees, directors and consultants under the 2008 LTIP are made at the discretion of the Board of Directors or the Compensation Committee or its designee. Therefore, except as set forth in the table below for grants already made under the 2008 LTIP, the future benefits and amounts that will be received or allocated under the 2008 LTIP are not determinable at this time. The following table sets forth the number of shares of ChyronHego common stock underlying outstanding stock options and restricted stock units, or RSUs, under the 2008 LTIP and the 1999 Incentive Compensation Plan for each person or group named in the table as of March 14, 2014:

Number of
Shares of Common
Stock Underlying
Name and Position	Outstanding Awards

Johan Apel, CEO and Director	400,000
Susan Clark-Johnson, Director	13,978
Peter F. Frey, Director	46,308
Christopher R. Kelly, Director	79,644
Roger L. Ogden, Chairman of the Board, Director	63,297
Robert A. Rayne, Director	43,978
Henrik Sundberg, Director	13,978
Michael I. Wellesley-Wesley, Director	652,312
Michael C. Wheeler, Director	64,813
All current executive officers as a group	978,002
All current directors who are not executive officers as a group	978,308
All employees as a group (including officers who are not executive officers)	4,448,905

On March 14, 2014, the closing market price per share of our common stock was $2.53 as reported by NASDAQ.

New Plan Benefits

On December 11, 2013, our Compensation Committee approved a 2014 Management Incentive Compensation Plan, which we refer to as the Plan. The Plan covers our current CEO and five other members of our senior management. The Plan consists of a performance condition and a service condition. The target performance condition is based on budgeted earnings before interest and taxes ("EBIT"), adjusted to a pre-bonus basis. The service condition is that in order to be eligible to receive a payout under the Plan, a Plan participant must be employed by the Company on the date of payout specified below (unless terms of any employment or severance agreements state otherwise). The incentive payout is based on achievement of a designated level of budgeted EBIT, adjusted to a pre-bonus basis, for the fiscal year 2014 (the "2014 EBIT"). Specifically, the Plan provides that 5% of the 2014 EBIT achieved by the Company will be paid to the participants in the Plan, which amount will be increased to 10% of the 2014 EBIT for every dollar of 2014 EBIT that exceeds the amount set forth in the Company's 2014 budget, with no maximum. The target payout for fiscal 2014 is set as the ratio of the participants' base salaries compared to the total base salaries for all participants in the Plan, multiplied by the total payout amount. Any award earned under the Plan will be paid in cash or shares of the Company's common stock, at the discretion of the Compensation Committee of the Company's Board of Directors. The date of payout to all eligible participants will be the date that the Compensation Committee of the Board of Directors approves the achievement levels of the Plan's financial performance conditions for the fiscal year 2014, which decision is expected to be made at the Compensation Committee's scheduled meeting in March 2015.

The following table shows the value of awards expected to be made under the 2008 LTIP, assuming achievement of the 2014 EBIT, to the identified named executive officers and groups, which awards are subject to the approval of the amendment to the 2008 LTIP by our shareholders:

Name and Position	Dollar Value ($)

Johan Apel, President and CEO	59,422
All current executive officers as a group	151,351
All employees as a group (including officers who are not executive officers)	198,249

Material Features of the 2008 Long-Term Incentive Plan

The following is a brief summary of the 2008 LTIP, as it is proposed to be amended. This summary is qualified in its entirety by reference to the text of the proposed amended and restated 2008 LTIP, a copy of which is attached as Annex A to this proxy statement.

The purpose of the 2008 LTIP is to assist the Company in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Company, enabling such persons to acquire or increase a proprietary interest in the Company and to strengthen the mutuality of interests between such persons and to provide annual and long-term incentives to expend their maximum efforts in the creation of shareholder value.

The Plan is administered by the Compensation Committee of the Board of Directors. The Plan does not limit the availability of awards to any particular class or classes of eligible employees. If an award were to lapse or rights to an award otherwise were to terminate, the shares subject to the award would be available for future awards to the extent permitted by applicable federal securities laws. Awards granted under the 2008 LTIP are not transferable, other than by will or the laws of descent and distribution, except that if authorized in the applicable award, a grantee may transfer, not for value, all or part of an option that is not an incentive stock option to any family member. In the event of a change in control, all outstanding options and stock appreciation rights, or SARs, shall become immediately fully exercisable and vested and any vesting, repurchase and/or forfeiture rights and conditions with respect to outstanding restricted stock and/or RSUs shall be waived at the time of a change in control.

The total number of shares authorized for issuance under the 2008 LTIP is currently 8,000,000, of which 487,134 remain available for grant as of March 14, 2014. If the shareholders approve the amendment to the 2008 LTIP, the total number of shares authorized for issuance under the 2008 LTIP will be 11,000,000. The expiration date of the 2008 LTIP is May 14, 2018.

Awards to eligible employees under the 2008 LTIP will be made in the form of stock options, SARs, RSUs, restricted stock, unrestricted stock, cash or other stock-based awards. The Board of Directors or the Compensation Committee, in its sole discretion, designates who is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Board of Directors or the Compensation Committee deems appropriate.

Stock option awards can be either incentive or non-incentive. In either case, the exercise price of the option will not be less than the fair market value of the underlying shares as of the date the award is granted. Options will become exercisable at such times as may be established by the Compensation Committee when granting the award. No stock option shall be exercisable more than ten years after the date the option is granted.

A SAR allows the holder, upon exercise, to receive the excess of the fair market value of one share of ChyronHego common stock on the date of exercise over the grant price of the SAR. The Compensation Committee shall determine the circumstances under which a SAR may be exercised and the method of settlement. SARs may be awarded independently or in tandem with other awards.

A RSU allows the holder to receive stock, cash, or a combination thereof, at the end of a specified deferred period. Restricted stock and RSU awards are subject to such restrictions as to transferability and risk of forfeiture as may be imposed by the Compensation Committee, which restrictions may lapse separately under circumstances such as achievement of performance goals and/or future service requirements. Except to the extent restricted under the terms of the 2008 LTIP, any participant granted restricted stock shall have all the rights of a shareholder, including the right to vote and receive dividends. Holders of RSUs shall have no rights as shareholders of the Company.

The Compensation Committee is also authorized to grant stock as a bonus or to grant stock in lieu of obligations to pay cash under the 2008 LTIP or under other compensatory arrangements.

Our Board of Directors may amend, suspend, or terminate the 2008 LTIP at any time with respect to awards which have not been made. An amendment shall be contingent on approval of shareholders to the extent stated by the Board of Directors, required by applicable law or required by applicable stock exchange requirements. No awards shall be made after termination of the 2008 LTIP. No amendment, suspension or termination of the 2008 LTIP shall, without the consent of the grantee, impair any rights or obligations under any award theretofore awarded.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise of awards under the 2008 LTIP are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (the required statutory "holding period"), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option exercise price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option exercise price, and (ii) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option exercise price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option exercise price is, however, includable in the option holder's income for alternative minimum tax purposes.

Non-qualified Stock Options. A participant who is granted a non-qualified stock option under the 2008 LTIP will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option exercise price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights. A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of ChyronHego common stock from the base price of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Shares. A participant will not be taxed at the date of an award of restricted shares, but will be taxed as ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after transfer of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case, they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units. A participant will normally not recognize taxable income upon an award of restricted units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will be entitled to a deduction in the same amount.

Performance Awards, Other Stock-Based Awards and Cash-Based Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards, other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received, will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Limitation on the Corporation's Deductions. As a result of Section 162(m) of the Code, the Company's deductions for certain awards under the 2008 LTIP may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2008 LTIP is structured to allow grants to qualify as performance-based compensation. However, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and our Board of Directors and Compensation Committee reserve the right to pay non-deductible compensation if and when appropriate.

Vote Required

Pursuant to The New York Business Corporation Law and our bylaws, the affirmative vote of a majority of the votes cast at a meeting of shareholders at which a quorum is present is required to approve the amendments of the 2008 Long-Term Incentive Plan. Abstentions will have no effect on this proposal, and if you fail to vote, it will have no effect on the outcome of the proposal unless the shares are counted as present at the Annual Meeting. Broker non-votes will not affect the outcome of the vote on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE 2008 LONG-TERM INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3 – RATIFY THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP, as our independent registered public accountant ("BDO") to audit our financial statements for the fiscal year ending December 31, 2014. The Board of Directors proposes that the shareholders ratify this appointment. BDO served in this capacity for the fiscal year ending December 31, 2013. Representatives of BDO are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit and Other Fees

The following table presents fees for professional services rendered by BDO for the audit of our annual financial statements for the years ended December 31, 2013 and 2012 and the review of our quarterly financial statements during those years, and fees billed for other services rendered by BDO during those periods (in U.S. dollars):

	For Year Ended December 31,
	2013	2012
Audit Fees(1)	$316,210	$244,090
Audit-Related Fees(2)	129,325	59,360
Tax Fees(3)	133,422	106,985
	$578,957	$410,435

(1)	Consists of fees and expenses for audit of our annual financial statements and SAS 100 review of quarterly financial statements included in our Quarterly Reports on Form 10-Q.

(2)	Consists primarily of fees and expenses for employee benefit plans audits and reviews, and for 2013 due diligence and other services in connection with the Hego AB merger.

(3)	Consists of fees and expenses for tax compliance, and planning and advice, primarily related to the Hego AB merger and related transactions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of
Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of three categories of services to the Audit Committee for approval.

•
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

•
Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•
Tax services include all services performed by the independent registered public accounting firm's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

There were no other fees associated with services not captured in the three categories identified above. We generally do not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

We are not required to obtain the approval of our shareholders to select our independent registered public accounting firm. However, in the event that shareholders do not ratify the appointment of BDO as the Company's independent registered public accountants, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will have no effect on this proposal. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will not affect the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE "FOR" THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Code of Business Conduct and Ethics provides for review and approval in advance in writing by the Audit Committee of the Board of Directors of any material related party transactions. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed and approved in advance in writing by our Board of Directors. There were no related party transactions in 2012. In 2013, in connection with the business combination with Hego AB, Mr. Apel and other former shareholders of Hego AB agreed to issue up to an aggregate of 548,972 shares of our common stock, which were otherwise issuable to such former shareholders, to Stella Capital Advisors, an investment advisory firm, as compensation for Stella's advisory services to Hego. One of our directors, Mr. Henrik Sundberg, holds a 25% interest in Stella Capital Advisors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF CHYRONHEGO

The following table sets forth certain information, as of March 1, 2014, or such earlier date as indicated below, with respect to the beneficial ownership of our common stock by:

•	each person whom we know beneficially owns more than 5% of the outstanding shares of our common stock;
•	each of our directors;
•	our named executive officers for the year ended December 31, 2013; and
•	all of our directors and executive officers as a group.

Percentage of common stock outstanding is based on 33,987,724 shares of our common stock outstanding which was outstanding as of March 1, 2014 and assumes the issuance of 313,476 shares awarded for the 2013 management incentive and severance bonus arrangements and the issuance of 2,772,598 shares of common stock due to Hego's shareholders as a result of the achievement of the 2013 revenue milestone. Unless otherwise indicated below, the address for each person is to the care of ChyronHego Corporation, 5 Hub Drive, Melville, New York 11747.

	Number of Shares of	Percentage of
	Common Stock	Outstanding
Name of Beneficial Owner	Beneficially Owned(1)	Common Stock

Directors and Executive Officers
Johan Apel (2)	4,325,743	12.7
Robert A. Rayne (3)(14)	3,008,736	8.8
Christopher R. Kelly(4)	2,590,173	7.6
Michael I. Wellesley-Wesley(5)	2,127,632	6.1
Soren Kjellin(6)	1,983,128	5.8
Jerry Kieliszak(7)	516,066	1.5
Henrik Sundberg(8)	449,159	1.3
Roger L. Ogden(9)	294,052	*
Peter F. Frey(10)	270,468	*
Michael C. Wheeler(11)	162,319	*
Susan Clark-Johnson(12)	112,070	*
All current executive officers and directors as
a group (13 persons)(13)	16,020,520	47.14

Five Percent Shareholders
Johan Apel/Westhill Group AB(2)	4,325,743	12.7

Entities affiliated with LMS Capital plc(14) and Robert A. Rayne (3) 100 George Street London, W1U 8NU England, U.K.	3,008,736	8.8

Stefan Fjellsten(15)	2,876,645	8.5

Christopher R. Kelly(4) 800 Fifth Avenue, Suite 4100 Seattle, WA 98104	2,590,173	7.6

Michael I. Wellesley-Wesley(5)	2,127,632	6.1

Soren Kjellin/Maxflyt AB(6)	1,983,128	5.8

* Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission and includes sole or shared voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of March 1, 2014, pursuant to the exercise of stock options or any other right are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with his or her spouse, with respect to the shares set forth in the table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)
Includes 4,291,693 shares beneficially owned by Westhill Group AB, for which Mr. Apel is deemed to be the beneficial owner, 31,804 shares owned directly by Mr. Apel and 2,246 shares owned in his account in the Company's  401 (k) Plan.

(3)
Includes 1,238,464 shares beneficially owned by LMS Tiger Investments Limited ("Tiger"), 134,680 shares beneficially owned by Lion Investments Ltd. ("Lion"), and 1,410,720 shares beneficially owned by Westpool Investment Trust plc ("Westpool"). Tiger, Lion and Westpool are investment companies wholly-owned by LMS Capital plc ("LMS"). By virtue of this relationship, LMS is an indirect beneficial owner of the securities owned by Tiger, Lion and Westpool. Mr. Robert A. Rayne, a director of the Company, is a non-executive director and a principal shareholder of LMS and shares voting and investment control over these shares with two other directors of LMS. Mr. Rayne disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. The amount shown also includes 194,872 shares owned directly by Mr. Rayne and stock options owned by Mr. Rayne for 30,000 shares that may be acquired upon the exercise of options exercisable within 60 days of March 1, 2014. The total of 3,008,736 is reported in the above table as beneficially owned by both LMS and Mr. Rayne. See note 14 below.

(4)
Includes 2,319,821 shares owned by Christopher R. Kelly and 207,016 shares beneficially owned by Mr. Kelly as follows: Kelly Children's Trust, 24,315; Oona Andrea Kelly (daughter), 73,240; Isabella Van Cortland Kelly (daughter), 64,840; Marco Kelly (son), 24,621; Christopher R. Kelly Family Foundation, 10,000; and, Kelly Foundation of Washington, 10,000. The total shown in the above table also includes 63,336 shares that may be acquired by Mr. Kelly upon the exercise of options exercisable within 60 days of March 1, 2014.

(5)
Includes 892,715 shares directly owned by Sun Life Pension Management and Paris Investments Limited for which Mr. Michael Wellesley-Wesley is deemed to be the beneficial owner, 78,038 shares directly owned by Liberty SIPP Limited and Mr. Wellesley-Wesley, 396,427 shares directly owned by him, 58,452 shares owned in his account in the Company's 401(k) Plan, and 63,666 shares directly owned by his spouse. Also includes 638,334 shares that may be acquired upon the exercise of options exercisable within 60 days of March 1, 2014.

(6)	Includes 1,973,620 shares beneficially owned by Maxflyt AB, for which Mr. Kjellin is deemed to be the beneficial owner and 9,508 shares owned directly by Mr. Kjellin.

(7)	Includes 192,398 shares owned directly and 323,668 shares that may be acquired upon the exercise of options exercisable within 60 days of March 1, 2014.

(8)
Includes 449,159 shares beneficially owned by Stella Advisors, an entity in which Mr. Sundberg has a 25% ownership interest.  Mr. Sundberg disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(9)	Includes 254,052 shares owned directly and 40,000 shares that may be acquired upon the exercise of options exercisable within 60 days of March 1, 2014.

(10)	Includes 240,468 shares owned directly and 30,000 shares that may be acquired upon the exercise of options exercisable within 60 days of March 1, 2014.

(11)	Includes 111,484 shares owned directly and 50,835 shares that may be acquired upon the exercise of options exercisable within 60 days of March 1, 2014.

(12)	Includes 112,070 shares owned directly.

(13)
The total number of issued and outstanding shares beneficially owned at March 1, 2014 by all 5% or more shareholders, directors and executive officers. Not counting shares that may be acquired through exercise of equity awards within 60 days of that date, was 17,607,990, representing 51.81% of the Company's total shares then issued and outstanding.

(14)
Mr. Rayne owns 194,872 shares directly and stock options to purchase 30,000 shares of common stock that may be acquired upon the exercise of options exercisable within 60 days of March 1, 2014. Mr. Rayne is also affiliated with LMS which beneficially owns 2,783,864 shares. See note (3) above.

(15)	Includes 2,876,645 shares owned directly.

Change in Control Transaction in Last Fiscal Year

On May 22, 2013, the Company completed its acquisition of Hego, a global graphics services company based in Stockholm, Sweden that develops real-time graphics products and tools for the broadcast and sports industries. The acquisition was structured as a share purchase transaction, pursuant to the terms of a stock purchase agreement by and among the Company, Chyron Holdings, Inc., ChyronHego Holding AB, Hego, Westhill Group AB as the stockholder representative of the Hego stockholders, and the stockholders of Hego, pursuant to which ChyronHego Holding AB, the Company's indirect wholly-owned subsidiary, acquired all of the issued and outstanding shares of Hego.

Pursuant to the terms of the stock purchase agreement, the Company issued 12,199,431 shares of its common stock, par value $0.01 per share, to the former Hego stockholders. The number of shares issued is equal to 40% of the total of (i) the issued and outstanding shares of the Company's common stock as of May 10, 2013, (ii) the shares of the Company's common stock issuable upon the exercise of all outstanding options and restricted stock units that have an exercise price that is less than or equal to $1.25 per shares as of May 10, 2013, and (iii) the shares issued at the closing of the acquisition (the "outstanding Closing Shares"). In addition, upon Hego achieving certain revenue milestones during the next three fiscal years, the Company may issue additional shares (the "Earn Out Shares") to the former Hego stockholders, such that the aggregate amount of shares of common stock issued in the acquisition would equal up to 18,299,147 shares, or 50% of the Outstanding Closing Shares plus the Earn Out Shares.

Pursuant to the acquisition, to date, Westhill Group AB, an entity controlled by Mr. Apel, has received 4,291,693 shares of the Company's common stock in exchange for its equity interest in Hego, and may receive up to an additional 953,710 Earn Out Shares. Stella Advisors, an entity in which Mr. Sundberg has a 25% ownership interest, has received 449,159 shares of the Company's common stock to date in exchange for its advisory services relating to the merger, and may receive up to an additional 99,813 Earn Out Shares. The Company agreed to appoint both Mr. Apel and Mr. Sundberg as directors in connection with the closing of the merger.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of our common stock to file with the SEC reports of ownership and changes in beneficial ownership of our common stock. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that, during fiscal year 2013, all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were met, except that one Form 4 report was filed late as follows:

•	Mr. Kevin Prince, one report covering one Form 4 transaction due to a delay in the Company's receipt of information required for that form.

An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless, we are required to disclose the names of directors, officers and greater than 10% shareholders who did not file a Form 5 unless we have obtained a written statement that no filing is required. At the date of this proxy statement, we had received a written statement that no such filing is required from all such persons.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2015 Annual Meeting of Shareholders, shareholder proposals must be received no later than December 17, 2014. To be considered for presentation at the 2015 Annual Meeting, although not included in the proxy statement, proposals must be received no later than March 15, 2015. Proposals that are not received in a timely manner will not be voted on at the 2015 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of the Company's Corporate Secretary, at ChyronHego, 5 Hub Drive, Melville, NY 11747.

DELIVERY OF SECURITY HOLDER DOCUMENTS

The Company has adopted a procedure regarding the delivery of annual disclosure documents termed "Householding," as it is permitted to do by the SEC. Under this procedure a single copy of the Notice of Annual Meeting and, if applicable, the Annual Report and proxy statement, is sent to any address at which two or more shareholders reside if it appears that they are members of the same family, or, with their prior express or implied consent. By utilizing householding, the Company saves on printing, mailing and processing costs in connection with its solicitation of proxies. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. If a single copy of the Annual Report and proxy statement was delivered to your address that you share with another shareholder and you wish to receive a separate copy at no charge, please contact Broadridge Financial Services, Inc., the Company's proxy services provider, via the Internet at www.proxyvote.com, by calling toll-free 1-800-579-1639 or via email (send a blank email with your 12-digit control number, located on your proxy notice, in the subject line to this email address: sendmaterial@proxyvote.com).

If you are a registered shareholder and share an address and last name with one or more other registered shareholders and you wish to continue to receive separate Annual Reports and proxy statements, you may revoke your consent to householding by writing to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, N.Y. 11717 or by calling toll-free 1-800-542-1061 and following the voice prompts. (You will be removed from the householding program within 30 days of receipt of the revocation of your consent.)

If you are receiving more than one copy of the Annual Report and proxy statement, at the address you share with one or more other registered shareholders, you may elect to participate in the householding program by writing to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, N.Y. 11717.

If your shares are held in street name, please contact your bank, broker or other holder of record to request information about householding.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information filed by us at the SEC's public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of these reports, proxy statements and other documents at the SEC's website, the address of which is http://www.sec.gov.

OTHER MATTERS ARISING AT THE ANNUAL MEETING

The matters referred to in the Notice of Annual Meeting and described in this proxy statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K filed with the SEC, for the year ended December 31, 2013, including the financial statements and the schedules thereto. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-K, but will furnish any exhibit upon the payment of $0.50 per page or a minimum charge of $10.00. Such written requests should be directed to the Company's Corporate Secretary, at ChyronHego, 5 Hub Drive, Melville, New York 11747. Each such request must set forth a good faith representation that, as of March 24, 2014, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. You may also obtain a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2013, by going to our website at www.chyronhego.com and clicking on Investors, then Financial Information, and then SEC Filings. The Company incorporates herein the Annual Report by reference.

By Order of the Board of Directors,

/s/ Johan Apel

Johan Apel
President, Chief Executive Officer and Director
Melville, New York
April 3, 2014

Annex A
CHYRONHEGO CORPORATION
2008 LONG-TERM INCENTIVE PLAN

(Approved May 14, 2008 and amended May 19, 2010, May 22, 2013 and May 20, 2014)

ChyronHego Corporation, a New York corporation (the “Company”), sets forth herein the terms of its 2008 Long-Term Incentive Plan (the “Plan”), as follows:

1.           PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash and other stock-based awards.  Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.           DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.           “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2.           “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a fiscal year period.

2.3.           “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, cash or other stock-based award under the Plan.

2.4.           “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company to a Grantee, that evidences and sets out the terms and conditions of an Award.

2.5.           “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such rule).

2.6.           “Board” means the Board of Directors of the Company.

2.7.           “Cause” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company or an Affiliate at or before the Grant Date: (i) engaging in any act, omission or misconduct that is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of a criminal offense (other than minor traffic offenses); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or prohibiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company’s or an Affiliate’s  government licenses, permits or approvals, which is primarily due to the Service Provider’s action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider’s Services.

2.8.           “Change in Control” shall have the meaning set forth in Section 16.2.

2.9.           “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.10.           “Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board.  The Compensation Committee of the Board may, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee) or cause the Committee to (i) consist solely of persons who are “non-employee directors” as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are Outside Directors, or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.

2.11.           “Company” means ChyronHego Corporation, a New York corporation, or any successor corporation.

2.12.           “Common Stock” or “Stock” means common stock of the Company, par value $0.01 per share.

2.13.           “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m) of the Code, as qualified by Section 14.5 herein.

2.14.           “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability has the meaning as set forth in Section 22(e)(3) of the Code.

2.15.           “Effective Date” means the date set forth in Section 17.10 herein.

2.16.           “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17.           “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) the closing sale price reported for a share of Common Stock on such date on the national securities exchange or national market system on which such stock is principally traded, or if such date is not a trading day, the trading day immediately preceding such date on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A).

2.18.           “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.19.           “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Committee in the Award Agreement.

2.20.           “Grantee” means a person who receives or holds an Award under the Plan.

2.21.           “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22.           “Incumbent Board” shall have the meaning set forth in Section 16.2.

2.23.           “Non-Employee Director” means a director of the Company who is not otherwise an officer or employee of the Company or any Affiliate.

2.24.           “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25.           “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.26.           “Option Price” means the exercise price for each share of Stock subject to an Option.

2.27.           “Outside Director” means a member of the Board who is not an officer or employee of the Company or an Affiliate, determined in accordance with the requirements of Section 162(m) of the Code.

2.28.           “Outstanding Company Common Stock” shall have the meaning set forth in Section 16.2.

2.29.           “Outstanding Company Voting Securities” shall have the meaning set forth in Section 16.2.

2.30.           “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

2.31.           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof.

2.32.           “Plan” means this Chyron Corporation 2008 Long-Term Incentive Plan.

2.33.           “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.34.           “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.35.           “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.36.           “Restricted Stock Unit” means a bookkeeping entry representing the equivalent number of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.37.           “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.38.           “Section 409A” shall mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.

2.39. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.40.           “Separation from Service” means a termination of Service by a Service Provider, as determined by the Committee, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.41.           “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.42.           “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

2.43.           “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.44.           “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.45.           “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

2.46.           “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.47.           “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3.           ADMINISTRATION OF THE PLAN

3.1.           General.

The Committee shall have such powers and authority related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Committee shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)           designate Grantees;

(ii)           determine the type or types of Awards to be made to a Grantee;

(iii)           determine the number of shares of Stock to be subject to an Award;

(iv)           establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)           prescribe the form of each Award Agreement; and

(vi)           amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that (i)  causes the Option or SAR to become subject to Section 409A, (ii) reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower Option Price or SAR Exercise Price or (iii) would be treated as a repricing under the rules of the exchange upon which the Company’s Stock trades, without, with respect to item (i), the Grantee’s written prior approval, and with respect to items (ii) and (iii), without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 16.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.  Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

3.2.           Deferral Arrangement.

The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.3.           No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.4.           Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.           STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 16 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be eleven million (11,000,000). All such shares of Stock available for issuance under the Plan shall be available for issuance as Incentive Stock Options.  Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.  The maximum number of shares of Common Stock (constituting, or underlying, any Awards) that may be awarded to any one Grantee during any calendar year shall not exceed 500,000. In addition, the maximum cash amount that may be earned under the Plan as a final Annual Incentive Award or other cash annual Award in respect of any fiscal year by any one Grantee shall be $5,000,000, and the maximum cash amount that may be earned under the Plan as a final Performance Award or other cash Award in respect of a performance period other than an annual period by any one Grantee on an annualized basis shall be $5,000,000.

The Committee may adopt reasonable procedures for making adjustments in accordance with Section 16. If the Option Price of any Option granted under the Plan, or if pursuant to Section 17.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. With respect to stock-based Awards, to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Grantee, the shares retained by or returned to the Company will be available under the Plan; and shares that are withheld from such an Award or separately surrendered by the Grantee in payment of any exercise price or taxes relating to such an Award shall be deemed to constitute shares not delivered to the Grantee and will be available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan.

5.           EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.           Term.

The Plan shall be effective as of the Effective Date and shall terminate on the ten (10) year anniversary of the Effective Date, unless terminated on any earlier date as provided in Section 5.2.

5.2.           Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded.

6.           AWARD ELIGIBILITY AND LIMITATIONS

6.1.           Service Providers and Other Persons.

Subject to this Section 6, Awards may be made to any Service Provider as the Committee shall determine and designate from time to time in its discretion.

6.2.           Non-Employee Director Awards.

Unless otherwise determined by the Board, the terms of an Award to a Non-Employee Director shall be as follows:

(i)           If the exercise price per share of an Award is other than zero, the exercise price per share of Stock purchasable upon exercise of an Award to a Non-Employee Director will be equal to 100% of the Fair Market Value of a share of Stock on the date of grant of the Award.

(ii)           An Award to a Non-Employee Director will expire 10 years after the date of grant, regardless of whether the Non-Employee Director ceases to serve as a director of the Company for any reason.

(iii)           Each Award to a Non-Employee Director will be exercisable in full on the date of grant unless otherwise determined by the Board in a resolution adopted on or prior to the date of grant.

(iv)           If a grant of an Award to a Non-Employee Director cannot be made in full due to the limitation set forth in Section 4, such grant shall be made to the greatest extent then permitted under Section 4.

6.3.           Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.4.           Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall have the right to require the surrender of such other Award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.           AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

8.           TERMS AND CONDITIONS OF OPTIONS

8.1.           Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price of each Option shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, however, that (i) in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date, and (ii) with respect to Awards made in substitution for or in exchange for awards made by an entity acquired by the Company or an Affiliate, the Option Price does not need to be at least the Fair Market Value on the Grant Date.

8.2.           Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including without limitation performance requirements) as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded up to the next nearest whole number.

8.3.           Term.

Unless otherwise specified in the Award Agreement, each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the fifth (5th) anniversary of the Grant Date.

8.4.           Separation from Service.

Except as otherwise provided in an Award Agreement, if a Grantee’s employment with or service to the Company or Affiliate terminates for any reason other than Cause, (i) Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not more than 90 days after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination.  In the event of the termination of a Grantee’s employment or service for Cause, all outstanding Options granted to such Grantee shall expire on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

8.5.           Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

8.6.           Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company.  Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.  Except as otherwise provided by the Committee,  payments hereunder shall be made in cash or cash equivalents acceptable to the Company. Notwithstanding anything contained herein to the contrary, the Committee may, solely in its discretion, approve payment in whole or in part by an alternative method, including (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted shares of Stock already owned by the Grantee on the date of surrender to the extent the shares of Stock have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant, (iii) in any other form that is consistent with applicable laws, regulations and rules (under certain circumstances, including, but not limited to, notes or other contractual obligations of the Grantee to make payment on a deferred basis), or (iv) any combination of the foregoing.

8.7.           Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.           Delivery of Stock Certificates or Other Evidence of Ownership.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or other evidence of his or her ownership of the shares of Stock subject to the Option.

8.9.           Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetence, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.           Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.           Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only: (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.           TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.           Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, which shall be at least the Fair Market Value of one share of Stock on the date of grant. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed on the Grant Date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award.

9.2.           Other Terms.

The Committee shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.           Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

9.4.           Payment of SAR Amount.  Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)   the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

(ii)   the number of Shares with respect to which the SAR is exercised.

SARs may be settled in cash or Stock, as determined by the Committee and set forth in the Award Agreement.

10.           TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.           Restrictions.

At the time of grant, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 14.  Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

10.2.           Restricted Stock Certificates or Other Evidence of Ownership.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates (or other evidence of ownership) for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates (or other evidence of ownership) shall be delivered to the Grantee, provided, however, that such certificates (or other evidence of ownership) shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.           Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

10.4.           Rights of Holders of Restricted Stock Units.

10.4.1.                      Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 17.9 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.                      Voting and Dividend Rights.

Holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Agreement that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock, which may be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid to shareholders.

10.4.3.                      Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.           Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Grantee shall have no further rights with respect to such Award.

10.6.           Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 13 or, in the discretion of the Committee, in consideration for past Services rendered.

10.7.           Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate (or other evidence of ownership) for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.           TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Award of Unrestricted Stock to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past Services rendered and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Unless otherwise provided by the Committee, Awards of Unrestricted Stock shall be paid within the time period specified in Section 17.9 for short-term deferrals.

12.           OTHER STOCK-BASED AWARDS

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards.  Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 12 shall be purchased for such consideration, paid for at such times, by such methods, and in other such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

13.           FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

13.1.           General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 13.

13.2.           Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

13.3.           Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

13.4.           Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price may be made in any other form that is consistent with applicable laws, regulations and rules.

14.           TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE
              AWARDS

14.1.           Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 and 14.3 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Section 162(m) of the Code.

14.2.           Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

14.2.1.                      Performance Goals Generally.

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2.  Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards.  Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

14.2.2.                      Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margin; (3) increase in cash flow; (4) operating margin; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization (EBITDA); pretax earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the

Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; and (14) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparator companies.  One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 14.3 hereof.

14.2.3.                      Timing for Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

14.2.4.                      Performance Award Pool.

The Committee may establish a Performance Award pool, which shall be an unfunded pool, in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 14.2.2 hereof during the given performance period, as specified by the Committee in accordance with Section 14.2.3 hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

14.2.5.                      Settlement of Performance Awards; Other Terms.

The Committee shall determine the amount, if any, of (i) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Grantee in the Performance Award pool, or (ii) the amount of any potential Performance Award otherwise payable to each Grantee.  Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 14.2. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

14.3.           Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.3.

14.3.1.                      Annual Incentive Award Pool.

The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, in connection with Annual Incentive Awards.  The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 14.2.2 hereof during the given performance period, as specified by the Committee in accordance with Section 14.2.3 hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

14.3.2.                      Potential Annual Incentive Awards.

Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, the Committee shall determine the Grantees who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 14.3.1 hereof or as individual Annual Incentive Awards.  In the case of individual Annual Incentive Awards intended to qualify under Section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 14.2.2 hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee.  In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in Section 4 hereof.

14.3.3.                      Settlement of Annual Incentive Awards.

The Committee shall determine the amount, if any, of (i) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (ii) the amount of any potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Section 162(m) of the Code. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

14.4.           Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

14.5.           Status of Performance and Annual Incentive Awards Under Section 162(m) of the Code.

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 14.2 and 14.3 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and the regulatory guidance thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulatory guidance thereunder. Accordingly, the terms of Section 14, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) of the Code and the regulatory guidance thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or the regulatory guidance thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.           REQUIREMENTS OF LAW

15.1.           General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2.           Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.           EFFECT OF CHANGES IN CAPITALIZATION

16.1.           Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company (to the extent applicable); provided that any such adjustment shall comply with Section 409A. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company shall in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

16.2.           Definition of Change in Control.

Unless an Award Agreement provides for a different meaning, a “Change in Control” shall mean the occurrence of any of the following:

            (i)           the acquisition, directly or indirectly, by any individual, entity, group or Person of ownership of 30% or more of either (a) the then outstanding shares of Common Stock (the “Outstanding Company Common Stock”), or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

            (ii)           during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director during such period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened stockholder proposal pursuant to Rule 14a-8 of Regulation 14A promulgated under the Exchange Act or other solicitation of proxies or consents by or on behalf of a Person other than the Board;

            (iii)           approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (x) more than 50% of, respectively, the then outstanding shares of common stock of the Company resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (y) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

            (iv)           approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

            (v)           approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A, the Company will not be deemed to have undergone a Change in Control with respect to such Award or Awards unless the Company is deemed to have undergone a change in control pursuant to the definition in Section 409A.

16.3.           Effect of Change in Control; Corporate Transactions

Unless an Award Agreement explicitly provides otherwise, all outstanding Options and/or SARs shall become immediately exercisable and fully vested upon the consummation of a Change in Control, without regard to any time and/or performance vesting conditions. In addition, unless an Award Agreement explicitly provides otherwise, if the Company is to be consolidated with or acquired by another entity in a merger or a sale of all or substantially all of the Company’s assets, and such transaction also constitutes or is otherwise consummated in connection with a Change in Control (a “Corporate Transaction”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options and/or SARs, either (i) make appropriate provision for the continuation of such Options and/or SARs by substituting on an equitable basis for the Shares then subject to such Options and/or SARs either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Options and/or SARs in exchange for a cash payment equal to the excess of the Fair Market Value (determined as of the date of consummation of the Corporate Transaction) of the Shares subject to such Options and/or SARs over the exercise price thereof.

Unless an Award Agreement explicitly provides otherwise, in the event of a Change in Control, the Committee shall waive any or all Company vesting, repurchase and/or forfeiture rights and conditions with respect to outstanding Restricted Stock and/or Restricted Stock Units.  In addition, in the event of a Corporate Transaction, unless an Award Agreement explicitly provides otherwise, with respect to outstanding grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock, the Committee or the Successor Board, shall either (i) make appropriate provisions for the continuation of such grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock by substituting on an equitable basis for the Shares then subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock in exchange for a cash payment equal to the excess of the Fair Market Value (determined as of the date of consummation of the Corporate Transaction) of the Shares subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock over the purchase price thereof, if any.

16.4.           Reorganization Which Does Not Constitute a Change in Control.

If the Company undergoes any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

16.5.           Adjustments.

Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding upward to the nearest whole share.

16.6.           No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.           GENERAL PROVISIONS

17.1.           Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider, if applicable. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.           Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

17.3.           Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option, or (iii) pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.           Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5.           Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

17.6.           Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7.           Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8.           Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of New York, without regard to any choice of law principles thereof or of any other jurisdiction.

17.9.           Short-Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

17.10.                      Stockholder Approval; Effective Date of Plan.

The Plan shall be effective as of May 14, 2008, the date of its approval by the shareholders of the Company (the “Effective Date”), as amended and approved by the shareholders of the Company on May 19, 2010, May 22, 2013 and May 20, 2014.

CHYRONHEGO

CHYRONHEGO CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73022-P47233 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CHYRONHEGO CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Johan Apel
02) Susan Clark-Johnson
03) Peter F. Frey
04) Christopher R. Kelly
05) Roger L. Ogden
06) Henrik Sundberg
07) Michael C. Wheeler

The Board of Directors recommends you vote FOR Proposals 2 and 3:

	For	Against	Abstain
2. To approve a proposed amendment to the Company's 2008 Long-Term Incentive Plan, to (1) reserve an additional 3,000,000 shares for issuance and (2) increase the limitation on the number of shares issuable to any individual in any fiscal year to 500,000.	☐	☐	☐
3. To ratify the appointment of BDO USA LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

MEETING ADMISSION REQUIREMENTS

If you plan on attending the annual meeting, you will need photo identification to enter the building for ChyronHego's annual meeting. Additionally, if the shares are not registered in your own name and you plan to vote the shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the annual meeting in order to vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com.

M73023-P47233

CHYRONHEGO CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2014 9:30 a.m.

The shareholder(s) hereby appoint(s) Johan Apel and Roger L. Ogden, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ChyronHego Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:30 a.m., EDT on May 20, 2014, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side